



                             MASTER LOAN AGREEMENT

                                    BETWEEN

                     GENERAL MOTORS ACCEPTANCE CORPORATION

                                      AND

                             RUSH ENTERPRISES, INC.


                                JULY 28, 1997
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                               TABLE OF CONTENTS


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
ARTICLE I - Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         Section 1.01  Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2


ARTICLE II - Borrower Base Line of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

         Section 2.01  Consolidation of Borrowing Base Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.02  Establishment of Line of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.03  Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.04  Repayment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 2.05  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 2.06  Permitted Use of Credit Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 2.07  Collateral Formula Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 2.08  Security Interest and Collateral
                         Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 2.09  Obligations Regarding Borrowing Base
                         Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 2.10  Other Covenants by Rush Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15


ARTICLE III - Real Estate Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

         Section 3.01  Consent to Conveyance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 3.02  Refinance of Oklahoma and Texas
                         Real Estate Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16


ARTICLE IV - Wholesale Floor Plan Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

         Section 4.01  Consolidation of Wholesale Floor
                         Plan Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.02  Establishment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.03  Wholesale Credit Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.04  Wholesale Credit Note  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Section 4.05  Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 4.06  Other Financing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 4.07  Retail Financing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 4.08  Dealer Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Section 4.09  Absolute Discretion of GMAC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Section 4.10  Documentation of Dealer Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Section 4.11  Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

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
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ARTICLE V - Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

         Section 5.01  Organization, Corporate Authority and
                         Qualifications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Section 5.02  Authorization and Compliance with Laws
                         and Material Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 5.03  Valid and Binding Obligation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 5.04  Financial Condition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Section 5.05  Litigation and Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.06  Title to and Perfection of Security
                         Interest in Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.07  No Other Financing Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.08  Purpose of Borrowers; Use of Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.09  Ownership of Properties; Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.10  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Section 5.11  Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 5.12  Compliance with Laws and Franchise
                          Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   24
         Section 5.13  No Materially Adverse Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 5.14  Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Section 5.15  Misrepresentation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 5.16  Environmental Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

Article VI - Positive Covenants of Rush Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         Section 6.01  Accounting Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.02  Financial Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.03  Continuing Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 6.04  Financial Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 6.05  Liens, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 6.06  Taxes, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 6.07  Possession of Titles . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 6.08  Monthly Certification Report . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 6.09  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 6.10  Insurance: Payment of Premium  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 6.11  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 6.12  Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Section 6.13  Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 6.14  Future Dealers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

ARTICLE VII - Negative Covenants of Borrower  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         Section 7.01  Reorganizations, Acquisitions, Change
                         of Name  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 7.02  Management: Ownership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 7.03  Restriction on Other Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 7.04  Loans and Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35





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ARTICLE VIII - Conditions Precedent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         Section 8.01  Representations True . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 8.02  Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 8.03  Good Standing and Certified Copies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 8.04  Guarantees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 8.05  Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 8.06  Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 8.07  Due Diligence: UCC Filings and Searches  . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 8.08  Sales Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 8.09  Repurchase Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         Section 8.10  Real Estate Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38


ARTICLE IX - Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38

         Section 9.01  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38


ARTICLE X - Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41

         Section 10.01  Termination of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 10.02  Specific Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 10.03  Remedies Cumulative . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 10.04  Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 10.05  Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 10.06  Default Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 10.07  No Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44


Article XI - Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44

         Section 11.01  GMAC's Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
         Section 11.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         Section 11.03  Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 11.04  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 11.05  Limitations on Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  46
         Section 11.06  Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 11.07  Venue and Waiver of Jury Trial  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 11.08  Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 11.09  Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 11.10  GMAC's Discretion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.11  No Third Party Beneficiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.12  Rush Group In Control; No Partnership . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.13  Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.14  Number and Gender . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.15  Captions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.16  Time of the Essence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         Section 11.17  Executed Copies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 11.18  Entire Agreement of the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         Section 11.19  Statutory Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49





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




                             MASTER LOAN AGREEMENT


         This Master Loan Agreement ("Agreement") is made to be effective as of July 28, 1997 by and between the following parties:

                 (i) General Motors Acceptance Corporation, a New York corporation ("GMAC"),

                 (ii)  Rush Enterprises, Inc., a Texas corporation ("Rush"),

                 (iii) Rush Truck Centers of California, Inc., a Delaware corporation ("RTC-California"),

                 (iv) Rush Truck Centers of Louisiana, Inc., a Delaware corporation ("RTC-Louisiana"),

                 (iv) Rush Truck Centers of Oklahoma, Inc., a Delaware corporation ("RTC-Oklahoma"),

                 (iv) Rush Truck Centers of Texas, Inc., a Delaware corporation ("RTC-Texas"), and

                 (v) Rush Truck Centers of Colorado, Inc., a Delaware corporation ("RTC-Colorado").


                                    RECITALS

         A. GMAC is in the business of providing various credit accommodations to motor vehicle dealers to facilitate (i) their purchase, sale, lease, rental, and servicing of motor vehicles, (ii) their purchase of parts and accessories, and (iii) their purchase of land and buildings for dealership facilities, and related plant and equipment.

         B. Rush presently has numerous loans with GMAC, as evidenced by the Borrowing Base Loans, Oklahoma Real Estate Loans, Texas Real Estate Loans and Wholesale Floor Plan Loans, as defined below.

         C. Rush has formed RTC-California, RTC-Oklahoma, RTC-Louisiana, RTC-Texas and RTC-Colorado as wholly owned subsidiaries to operate in each of said referenced states. Rush has requested that GMAC consent to the conveyance of certain of its assets to said subsidiaries, and to consolidate certain of its loans, as well as modify certain of the payment and other terms of said loans. GMAC has agreed to said items, and the parties wish to reflect their agreement herein.

         NOW, THEREFORE, in consideration of the mutual agreements set forth below, the parties agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. In addition to other defined terms herein, as used in this Agreement, and unless the context otherwise requires, the following terms shall have the respective meanings set forth below:

         (a) Applicable Law - all laws, rules and regulations applicable to the Person, conduct, transaction, covenant or Loan Documents in question, including all applicable common law and equitable principles; all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental bodies; and orders, judgments and decrees of all courts and arbitrators.

         (b) Best Knowledge - facts that are within the actual knowledge of any officer of Borrower or a Dealer (as applicable) after due inquiry of employees of Borrower or such Dealer reasonably likely to possess information of the nature described.

         (c)  Borrower - Rush Enterprises, Inc.

         (d) Borrowing Base Loans - the existing loans from GMAC to Rush evidenced by the following:

                 (i) Demand Promissory Note dated September 26, 1990 in the principal amount of $2,500,000, executed by Rush and payable to GMAC, and Revolving Line of Credit Loan and Security Agreement dated September 26, 1990 between Rush and GMAC. (This revolving line of credit loan has subsequently been reduced to a maximum of $2,000,000)

                 (ii) Demand Promissory Note dated March 21, 1996 in the principal amount of $2,500,000, executed by Rush (dba South Coast Peterbilt) and payable to GMAC, and Revolving Line of Credit Loan and Security Agreement dated March 21, 1996 between Rush and GMAC.

                 (iii) Promissory Note dated December 18, 1995 in the principal amount of $800,000, executed by Rush (dba Oklahoma Trucks, Inc.) and payable to GMAC, and Revolving Line of Credit Loan and Security Agreement dated December 18, 1995 between Rush and GMAC.

                 (iv) Promissory Note dated December 18, 1995 in the principal amount of $700,000, executed by Rush (dba Tulsa Trucks, Inc.) and payable to GMAC, and Revolving Line of Credit Loan and Security Agreement dated December 18, 1995 between Rush and GMAC.

In accordance with Article II below, the above Borrowing Base Loans shall be consolidated, and the credit line shall be increased, and shall be evidenced by the execution of a new promissory note in the principal amount of $8,000,000.00.

         (e) Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Texas or is a day on which banking institutions located in such state is closed. Unless the terms herein specifically provide that a period of time is measured by "Business Days", time periods shall be deemed to refer to calendar days.

         (f) Collateral - all of the Real Estate, Motor Vehicle Inventory and Parts Inventory, and all other real or personal property and interests in same that now or hereafter secure the payment and performance of any of the Obligations.

         (g) Dealer or Dealers - RTC-California, RTC-Louisiana, RTC-Oklahoma, RTC-Texas and RTC-Colorado, as applicable, together with any future entities formed by Rush to operate a dealership. A Dealer is also sometimes referred to as a "Rush Group Affiliate". Notwithstanding the foregoing or any other provision of this Agreement to the contrary, for the purposes of this Agreement, neither Rush Truck Leasing nor any entity formed or acquired by Rush for the primary purpose of selling and/or leasing construction machinery equipment, including, without limitation, entities that primarily sell or lease equipment manufactured by John Deere, John Deere Worksite Products, Sakai America, Inc., Allied, Trail King Industries, Inc. or Diamond Z Manufacturing, shall be considered a "Dealer", a "Rush Group Affiliate" or a member of the "Rush Group".

         (h) Default or Event of Default - as defined in Article IX of this Agreement, or in any of the other Loan Documents.

         (i) Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety or environmental matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         (j)  (not used)

         (k) Franchise Agreement - any licensing and other permit or registration for the sale and service of vehicles with any motor vehicle manufacturer.

         (l) GAAP - generally accepted account principles in the United States of America in effect from time to time.

         (m) Governmental Authority - any state, commonwealth, federal, foreign, territorial, or other court or governmental department, commission, board, bureau, agency, or instrumentality.

         (n) Guarantor or Guarantors - the Dealers and Rush, as applicable, or any other person or entity who may hereafter guarantee payment or performance of the whole or any part of the Obligations.

         (o) Guaranty Agreement or Guaranty Agreements - the Guaranty Agreement(s) executed by the Guarantors. Each Dealer shall execute a Guaranty Agreement in the forms acceptable to GMAC, pursuant to which each Dealer shall guarantee all Obligations of Rush and the other Dealers under to this Agreement.

         (p) Hazardous Material - any radioactive, hazardous, or toxic substance, material, waste, chemical, or similar item, the presence of which on any Facility, or the discharge, emission, release, or threat of release of which on or from the Facility, is prohibited or otherwise regulated by any laws, ordinances, statutes, codes, rules, regulations, orders, and decrees of the United States and all local, state or governmental or regulatory authorities exercising jurisdiction over any Borrower or Facility, or which require special handling in collection, storage, treatment, or disposal by any such laws or requirements. The term Hazardous Material includes, but is not limited to, any material, substance, waste or similar item which is now or hereafter defined as a hazardous material or substance under the laws of any state, the Federal Water Pollution Control Act (33 U.S.C. Section 1317), the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901, et seq.), the Federal Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601, et seq.), any rules or regulations adopted by any administrative agency, including but not limited to, the Environmental Protection Agency, the Occupational Safety and Health Administration, and any similar state or local agency having jurisdiction over any Facility, whether or not such rules and regulations have the force of law. The term "Hazardous Material" shall also include any items subject to regulation under the Toxic Substances Control Act (15 U.S.C., Section 2601 et seq.).

         (q) Indebtedness - (i) all principal and interest owing from time to time by Borrower to Lender pursuant to the Loans, together with (ii) all other amounts owing to Lender from time to time by Borrower to Lender under the Loan Documents.

         (r) Loan Documents - this Agreement, the Guaranty Agreements, Security Agreements, and any other document executed to evidence or secure the Loans.

         (s) Loans - all loans and advances of any kind made by GMAC pursuant to this Agreement, including the loans described in Article II (the Borrowing Base Line of Credit), Article III (the Oklahoma Real Estate Loans and the Texas Real Estate Loans), Article IV (the Wholesale Facility), and any other loan or other extension of credit from GMAC to Borrower or any Dealer. A Loan shall refer to any one of such Loans.

         (t) Loan Documents - This Agreement, the GMAC Forms and any security agreements, guarantees, financing statements or other agreements, instruments or certificates contemplated by this Agreement. A "Loan Document" shall refer to any one of said instruments.

         (u) Lender - the owner of the Indebtedness. As of the effective date hereof, the Lender is GMAC.

         (v) Material Adverse Effect - the effect of any event or condition which, alone or when taken together with other events or conditions occurring or existing concurrently therewith, (i) has a material adverse effect upon the business, operations, Collateral, condition (financial or otherwise) or business prospects of Borrower or any Dealer; (ii) has any material adverse effect whatsoever upon the validity or enforceability of the Agreement or any of the other Loan Documents; (iii) has or may be reasonably expected to have any material adverse effect upon the value of the whole or any material part of the Collateral, the liens of Lender with respect to the Collateral or any material part thereof or the priority of such Liens; (iv) materially impairs the ability of Borrower or any Dealer to perform its obligations under this Agreement, any Guaranty Agreement or any of the other Loan Documents, including repayment of the Obligations when due; or (v) materially impairs the ability of Lender to enforce or collect the Obligations or realize upon any of the Collateral in accordance with the Loan Documents and Applicable Law.

         (w) Maximum Rate - the maximum non-usurious rate of interest permitted by Applicable Law that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness in question.

         (x) Motor Vehicle Inventory - all of the following, whether now owned or hereafter acquired by Borrower or any Dealer, whether now existing, or whether arising or created hereafter:

                 (i) motor vehicles, trailers and semi-trailers, and accessories held for sale; and the replacement parts for any of these; and general intangibles, contract rights, chattel paper, present and future accounts and assignment of accounts including, but not limited to, those arising out of the sale or lease thereof, including rents receivable under leases and rental agreements.

                 (ii) all proceeds of collateral described in (i) above, including, but not limited to, cash, negotiable instruments, accounts, chattel paper or insurance proceeds.

                 (iii) all replacements, substitutions, accessions, returns, and repossession, of any of the above.

         (y) Obligations - all (i) indebtedness of Borrower or any Dealer to GMAC, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to or in connection with this Agreement, including without limitation the Borrowing Base Line of Credit described in Article II, the Real Estate Loans described in Article III herein and the Wholesale Floor Plan Loans described in Article IV herein, and (ii) all other covenants and agreements made by Borrower and Dealers herein.

         (z) Oklahoma Liens - all liens, presently existing or hereafter arising, securing payment of the Oklahoma Real Estate Loans, including without limitation those evidence by the following (collectively, the "Mortgages"):

                 (i) Mortgage, Assignment and Security Agreement dated March 1, 1996 from Rush to GMAC, recorded in Book 6862, Page 0378 of the Oklahoma County Clerk Records, and the Security Agreement dated March 1, 1996 from Rush to GMAC.

                 (ii) Mortgage, Assignment and Security Agreement dated March 1, 1996 from Rush to GMAC, recorded in Book 6862, Page 0399 of the Oklahoma County Clerk Records, and the Security Agreement dated March 1, 1996 from Rush to GMAC.

         (aa) Oklahoma Real Estate Loans - the loans from Lender to Rush, as evidence by the following promissory notes:

                 (i) Promissory Note dated March 1, 1996 in the original principal amount of $487,500.00, executed by Rush (dba Translease) and payable to GMAC.

                 (ii) Promissory Note dated March 1, 1996 in the original principal amount of $1,425,000.00, executed by Rush (dba Oklahoma Trucks, Inc.) and payable to GMAC.

         (ab) Parts Inventory - all of the following, whether now owned or hereafter acquired by Borrower or any Dealer, whether now existing, or whether arising or created hereafter:

                 (i) all inventory of the Borrower or any Dealer consisting of new and unused parts and accessories of any type and description now owned or hereafter acquired by Borrower or any Dealer for sale or lease, excluding all raw materials and all such goods constituting work in progress or as attachments or fixtures or other tangible property.

                 (ii) all proceeds of collateral described in (i) above, including, but not limited to, cash, negotiable instruments, accounts, chattel paper or insurance proceeds.

                 (iii) all replacements, substitutions, accessions, returns, and repossession, of any of the above.

The Parts Inventory shall include all items defined as the New Parts Inventory in Section 2.07 below.

         (ac) Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         (ad) Prime Rate - the "prime" or "base" rate of interest announced from time to time by a majority of the twelve (12) largest banks (the "Banks") operating in the United States as their base rates for computing interest on loans to borrowers of the highest credit standing. No change will be made in the Prime Rate unless there is a single rate of interest which is publicly announced by at least seven (7) of the Banks as their prime or base rate. In determining the Prime Rate, GMAC's determination of the Banks and their announced prime or base rates shall be conclusive upon the parties. For purposes of this definition, the prime or base rate of the Banks is not necessarily their rate of interest charged by the Banks on loans to their most creditworthy customers, nor is the Prime Rate necessarily the rate of interest charged by GMAC on loans to its most creditworthy customers. Notwithstanding the foregoing, for the purposes of determining the Prime Rate, the Prime Rate shall be considered to be five percent (5%) if the prime or base rate established by said banks at any time is a figure which is less than five percent (5%) per annum.

         (ae) Real Estate - the real property, improvements, fixtures and appurtenances described in the instruments evidencing the

Oklahoma Liens and Texas Liens, together with any similar property given hereafter as security for all or any part of the Indebtedness.

         (af) Rush Group - Rush, RTC-California, RTC-Louisiana, RTC-Oklahoma, RTC-Texas and RTC-Colorado collectively. If Rush forms a new Dealer in the future, the "Rush Group" shall include such new Dealer (except for Rush Truck Leasing, as set forth above). Whenever any obligation, covenant, indemnification or other agreement is made herein by the Rush Group, such obligation, covenant or agreement is made jointly and severally by each of Rush, RTC-California, RTC- Louisiana, RTC-Oklahoma, RTC-Texas and RTC-Colorado, together with any future Dealer, as applicable.

         (ag) Rush Truck Leasing - Rush Truck Leasing, Inc., a Delaware corporation.

         (ah) Texas Liens - all liens, presently existing or hereafter arising, securing payment of the Texas Real Estate Loans, including without limitation those evidenced by the following (collectively, the "Deeds of Trust"):

                 (i)  Deed of Trust dated January 20, 1995 from Rush to William
         H. Huffman, Trustee recorded in Volume 6324, Page 414 of the Official Public Records of Bexar County, Texas and as Clerk's File No. R-242472 of the Official Public Records of Harris County, Texas.

                 (ii)  Security Agreement dated January 20, 1995 from Rush to
         GMAC.

         (ai) Texas Real Estate Loans - the loans from Lender to Rush, as evidence by the following promissory notes:

                 (i) Promissory Note dated January 20, 1995 in the original principal amount of $564,000.00, executed by Rush and payable to GMAC.

                 (ii) Promissory Note dated January 20, 1995 in the original principal amount of $893,000.00, executed by Rush and payable to GMAC.

                 (iii) Promissory Note dated January 20, 1995 in the original principal amount of $799,000.00, executed by Rush and payable to GMAC.

                 (iv) Promissory Note dated January 20, 1995 in the original principal amount of $658,000.00, executed by Rush and payable to GMAC.

                 (v) Promissory Note dated January 20, 1995 in the original principal amount of $1,786,000.00, executed by Rush and payable to GMAC.

         (aj) Security Agreements - all documents now existing or hereafter given to secure payment of the Indebtedness and other Obligations, including without limitation the Agreement, the documents evidencing the Oklahoma Liens and Texas Liens, and the new security agreements to be executed by each Dealer.

         (ak) Wholesale Floor Plan Loans - the existing loans from GMAC to Rush evidenced by the following:

San Antonio Peterbilt-GMC Truck, Inc.:

                 (i) Promissory Note dated June 19, 1995 in the principal amount of $5,000,000, executed by Rush (dba San Antonio Peterbilt-GMC Truck, Inc.) and payable to GMAC.

                 (ii) Loan Agreement dated June 19, 1995 between GMAC and Rush (dba San Antonio Peterbilt-GMC Truck, Inc.) and payable to GMAC.

                 (iii) Wholesale Security Agreement dated June 19, 1995 executed by Rush (dba San Antonio Peterbilt-GMC Truck, Inc.) in favor of GMAC.


San Antonio Peterbilt, Inc.:

                 (i) Promissory Note dated August 19, 1992 in the principal amount of $5,000,000, executed by Rush (dba San Antonio Peterbilt, Inc.) and payable to GMAC.

                 (ii) Promissory Note dated July 5, 1995 in the principal amount of $5,000,000, executed by Rush (dba San Antonio Peterbilt, Inc.) and payable to GMAC.

                 (iii) Loan Agreement dated August 19, 1992 between GMAC and Rush (dba San Antonio Peterbilt, Inc.) and payable to GMAC.

                 (iv) Wholesale Security Agreement dated August 19, 1992 executed by Rush (dba San Antonio Peterbilt, Inc.) in favor of GMAC.

Houston Peterbilt:

                 (i) Promissory Note dated March 1, 1989 in the principal amount of $3,500,000, executed by Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (ii) Promissory Note dated August 7, 1989 in the principal amount of $1,000,000, executed by Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (iii Promissory Note dated April 21, 1994 in the principal amount of $500,000, executed by Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (iv) Promissory Note dated June 28, 1995 in the principal amount of $5,500,000, executed by Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (v) Promissory Note dated November 26, 1986 in the principal amount of $4,500,000, executed by Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (vi) Loan Agreement dated March 1, 1989 between GMAC and Rush (dba Houston Peterbilt, Inc.) and payable to GMAC.

                 (vii) Wholesale Security Agreement dated March 1, 1989 executed by Rush (dba Houston Peterbilt, Inc.) in favor of GMAC.

                 (viii) Wholesale Security Agreement dated April 22, 1993 executed by Rush (dba Houston Peterbilt, Inc.) in favor of GMAC.


Lufkin Peterbilt:

                 (i) Promissory Note dated August 5, 1993 in the principal amount of $2,000,000, executed by Rush (dba Lufkin Peterbilt, Inc.) and payable to GMAC.

                 (ii) Promissory Note dated July 5, 1995 in the principal amount of $3,000,000, executed by Rush (dba Lufkin Peterbilt, Inc.) and payable to GMAC.

                 (iii) Loan Agreement dated August 5, 1993 between GMAC and Rush (dba Lufkin Peterbilt, Inc.) and payable to GMAC.

                 (iv) Wholesale Security Agreement dated August 5, 1993 executed by Rush (dba Lufkin Peterbilt, Inc.) in favor of GMAC.

Laredo Peterbilt:

                 (i) Promissory Note dated October 4, 1994 in the principal amount of $2,000,000, executed by Rush (dba Laredo Peterbilt, Inc.) and payable to GMAC.

                 (ii) Promissory Note dated February 4, 1997 in the principal amount of $1,000,000, executed by Rush (dba Laredo Peterbilt, Inc.) and payable to GMAC.

                 (iii) Loan Agreement dated October 4, 1994 between GMAC and Rush (dba Laredo Peterbilt, Inc.) and payable to GMAC.

                 (iv) Wholesale Security Agreement dated October 4, 1994 executed by Rush (dba Laredo Peterbilt, Inc.) in favor of GMAC.


South Coast Peterbilt:

                 Wholesale Security Agreement dated January 31, 1994 executed by South Coast Peterbilt in favor of GMAC.


ARK-LA-TEX Peterbilt, Inc.:

                 Wholesale Security Agreement dated February 21, 1994 executed by Rush (dba ARK-LA-TEX Peterbilt, Inc.) in favor of GMAC.


Oklahoma Trucks, Inc.:

                 Wholesale Security Agreement dated November 30, 1995 executed by Rush (dba Oklahoma Trucks, Inc.) in favor of GMAC.


Tulsa Trucks, Inc.:

                 Wholesale Security Agreement dated November 30, 1995 executed by Rush (dba Tulsa Trucks, Inc.) in favor of GMAC.

                                   ARTICLE II

                         BORROWING BASE LINE OF CREDIT

         Section 2.01 Consolidation of Borrowing Base Loans. The credit facility and funding terms of the Borrowing Base Loans shall be modified and governed in accordance with this Article II.

         Section 2.02 Establishment of Line of Credit. Subject to the terms and conditions of this Agreement, GMAC hereby establishes a revolving line of credit for Borrower in an amount not to exceed the lesser of:

         (a)  $8,000,000, or

         (b)  the Collateral Formula Amount, as defined in Section 2.07 below.

The amount available for loan under this Article II is referred to as the Line of Credit. If, for any reason, the Credit Line Advances (defined below) shall exceed the Line of Credit as determined above (such excess being hereinafter referred to as Excess Amounts), the Line of Credit shall be deemed to include the Excess Amounts for all purposes hereunder, except that Excess Amounts are temporary only and shall not be deemed to permanently increase the Line of Credit.

         Section 2.03 Loans. Within 3 Business Days after each request made by Borrower from time to time, GMAC will loan and advance Borrower the principal amount of money so requested, up to the Line of Credit (hereinafter the Credit Advance). The aggregate principal amounts so loaned and advanced and remaining unpaid from time to time shall be deemed to be Credit Line Advances. Each Credit Advance shall be disbursed by GMAC from its San Antonio, Texas office and, upon such disbursement being made, shall be charged to Borrower's account on GMAC's books and records. GMAC will render to Borrower a statement at least once each month of Borrower's account which shall constitute an account stated and shall be presumed to be correct.

         Section 2.04 Repayment. Borrower shall repay the Credit Line Advances to GMAC together with all accrued and unpaid interest and applicable costs and expenses as hereinafter set forth (hereinafter the Total Borrowing Base Indebtedness). Upon request made by GMAC, Borrower shall execute and deliver such promissory note or notes in the form then in use by GMAC (being hereafter referred to as the Borrowing Base Promissory Note) and guaranties to further evidence the Credit Line Advances and related obligations; provided that the failure of GMAC to so request or the failure of Borrower to execute and deliver such Borrowing Base Promissory Note or Notes, or guaranty or guaranties, shall not affect Borrower's obligation to repay GMAC as herein set forth. Any Borrowing Base Promissory Note or Notes, or guaranty or guaranties, executed and delivered hereby shall be expressly made subject to the terms and conditions of this Agreement. GMAC may send monthly statements to Borrower for the amount owed; if Borrower fails to question or otherwise contest the information on such statements within 10 days of receipt by Borrower, Borrower shall be deemed to agree with the information on the statements, including the accuracy of GMAC's calculation of the amount owed.

         (a) Permissive Repayment. Borrower may, at any time and without any prepayment fee or premium or notice or penalty, repay all or any part of the Credit Line Advances to GMAC.

         (b) Mandatory Repayment. The Total Borrowing Base Indebtedness shall be repaid by Borrower to GMAC immediately and without further notice or demand therefor by GMAC upon the earlier of the following occurrences:

                 (i)  an Event of Default, as hereinafter set forth, or

                 (ii) the effective date of the termination of this Agreement as hereinafter set forth.

         Section 2.05 Interest. The Credit Line Advances shall bear interest on the unpaid principal amount of and from the date of each Credit Advance to the date of repayment in full of the Credit Line Advances. Only one interest rate will apply to the Credit Line Advances at any given time. Subject to the provisions of the last sentence of this Section 2.05, the interest rate on each Credit Line Advance will be determined from time to time at the Prime Rate plus
1.25 percentage points. Interest shall be calculated on the basis of a 360-day year for the number of actual days outstanding. Interest shall be due and payable monthly within 10 days of the billing date and the billing date shall be within the first 5 Business Days of each month hereafter until Borrower have paid GMAC all sums owing under this Agreement. GMAC may offer, from time to time at is sole discretion, a wholesale incentive program which allows for a
1.25 percentage point reduction in the interest rate, as outlined in Exhibit 2.05; if such a program is at any time in place and Rush elects to participate in it, then Rush shall receive such 1.25 percentage point reduction on the interest rate in its Credit Line Advances; provided, however, that GMAC shall have the right to terminate or modify the program upon 30 days' notice.

         Section 2.06 Permitted Use of Credit Advances. Each and every Credit Advance by GMAC to Borrower or on Borrower's behalf may be used solely for the purposes of: (a) holding or acquiring inventory consisting of the New Parts Inventory by the Rush Group;

(b) for general working capital purposes; and (c) for such other purposes related to the business of the Rush Group as may be reasonably acceptable to GMAC.

         Section 2.07 Collateral Formula Amount. The Collateral Formula Amount shall be 75% of the Net Book Value of the New Parts Inventory of the Rush Group, as of the date of this Agreement, and as subsequently adjusted from time to time as certified in the Certification Report required to be submitted to GMAC by Borrower.

         New Parts Inventory of the Rush Group as utilized herein shall mean and include all inventory of the Rush Group consisting of new and unused parts and accessories of any type and description listed in the manufacturers' current parts price catalog now owned or hereafter acquired by the Rush Group for sale or lease, excluding all raw materials and all such goods constituting work in progress or as attachments or fixtures on other tangible property. Except as set forth herein, "inventory" shall have the meaning attributed it by
         Section 9.109(4) of the Texas Business and Commerce Code.

         Net Book Value shall be the cost of an item of inventory as recorded in the books of account of the Rush Group plus or minus any adjustments made consistent with GAAP. In the event of any dispute or disagreement as to the Net Book Value of an item or items of inventory, the judgment and decision of GMAC shall be final.

         Certification Report shall mean that form of document attached hereto as Exhibit 2.07 attached hereto.

         Section 2.08  Security Interest and Collateral Assignment.  To secure:

         (a) as to Rush, (i) the prompt and complete payment of the Total Borrowing Base Indebtedness, (ii) the performance of any and all obligations and duties of the Rush Group pursuant to this Agreement, and (iii) the payment and performance of any and all other debts, obligations or duties of the Rush Group to GMAC now existing or hereafter arising by this Agreement, and

         (b) as to the Dealers, their obligations under the Guaranty
Agreements,

the Rush Group hereby pledge, assign and grant to GMAC a security interest in the Parts Inventory (sometimes also referred to as the Borrowing Base Collateral). Rush Group shall execute and deliver to GMAC one or more security agreements, documents, and financing statements, in form and substance satisfactory to GMAC in the exercise of reasonable judgment of GMAC (but not inconsistent with this Agreement as to any subject dealt with in this Agreement), as may be required by GMAC to grant and maintain a valid, perfected first lien or security interest in the Borrowing Base Collateral. The security agreements to be executed contemporaneously herewith shall be in the forms required by GMAC. If an additional Dealer is formed in the future, such Dealer shall execute similar documents required by GMAC granting to GMAC a security interest in the Borrowing Base Collateral, conforming as necessary to the laws of the Dealer's place of business.

         Section 2.09 Obligations Regarding Borrowing Base Collateral. With respect to the Borrowing Base Collateral, Rush Group shall:

         (a)     maintain, secure and protect it from diminution in value;

         (b) keep it free and clear of the claims, liens, mortgage, pledge, encumbrance, security interests and rights of all others;

         (c) hold, control and dispose of it only for the purpose of storing and exhibiting it for retail sale or lease in the ordinary course of business;

         (d) insure it against all risks in such amounts and with a carrier and deductibles acceptable to GMAC in the exercise of reasonable judgment. Such insurance policy shall name GMAC as loss payee and shall contain a cancellation provision only upon 30 days prior written notice to GMAC.

         Section 2.10 Other Covenants by Rush Group. In addition to the other obligations and agreements here, Rush Group covenant and agree as follows:

         (a) Rush Group shall maintain and furnish GMAC with reasonable proof of insurance required pursuant to the provisions above. The receipt by GMAC of any insurance proceeds shall not release Rush Group from payment of its obligations hereunder, except to the extent of such proceeds.

         (b) Rush Group shall permit representatives of GMAC to visit and inspect any of the Borrowing Base Collateral and premises of any Dealer and examine, copy (by electronic or other means) and abstract any of the books and accounting and records of the Dealer, and to discuss the affairs, business, finances and accounts of any Dealer with its officers and employees, at any reasonable time and as often as may be reasonably desired.

         (c) Rush Group shall furnish GMAC by the 20th day of each month a Certification Report certified by the chief executive officer, chief financial officer, president or vice president of a Dealer of that Dealer's Collateral Formula Amount as of the last day of the previous month. GMAC may request, at any time, a parts inventory schedule for any or all dealerships; Rush Group shall provide such schedule within 48 hours of such request.

         (d) Rush Group shall arrange and have conducted, at least annually, and at the respective Dealers' expense, a complete physical inventory of the New Parts Inventory. The said inventory shall be conducted by an independent professional purveyor of such services and a certified copy of the results thereof shall be promptly provided to GMAC.

         (e) Rush Group shall keep their respective properties in good repair, working order and condition and, from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, so that the business carried on may be properly and advantageously conducted at all times in accordance with prudent business management. As an exception to the covenant of Rush Group continued in the preceding sentence, it is understood that Rush Group shall not be deemed to have violated such covenant on account of ordinary wear and tear and damage due to casualty or any cause beyond Rush Group's reasonable control.


                                  ARTICLE III

                               REAL ESTATE LOANS

         Section 3.01 Consent to Conveyance. GMAC consents to the conveyance of the Real Estate from Rush to RTC- Oklahoma and RTC-Texas respectively upon the following terms and conditions:

         (a) The deeds conveying the Real Estate must be satisfactory to GMAC in its sole discretion.

         (b) GMAC may offer, from time to time at is sole discretion, a wholesale incentive program which allows for a 1.00 percentage point reduction in the interest rate for real estate loans calling for a floating rate of interest; if such a program is at any time in place and Rush elects to participate in it, then Rush shall receive such 1.00 percentage point reduction on the floating interest rate in its real estate loans; provided, however, that GMAC shall have the right to terminate or modify the program upon 30 days' notice.

         (c) Rush Group shall provide GMAC with Mortgagee Policies of Title Insurance, or endorsements to said existing Policies, acceptable to GMAC as to form, coverage and exceptions, and showing GMAC's Mortgages and Deeds of Trust to be in first lien position.

         Section 3.02 Refinance of Oklahoma and Texas Real Estate Loans. On the condition that there has been no Event of Default hereunder, GMAC shall permit Rush Group to refinance the Oklahoma and Texas Real Estate Loans. Upon payment of all amounts owing under the Oklahoma Real Estate Loans, GMAC agrees to release the liens evidenced by the Mortgages referenced in Section 1.01(z)(i) and (ii) above. Upon payment of all amounts owing under the Texas Real Estate Loans, GMAC agrees to release the liens evidenced by the Deeds of Trust referenced in Section 1.01(ah)(i) above. In addition to releasing the liens under said Deeds of Trust, GMAC agrees to also release, as applicable, any other liens on personal or other property which pertains to the real estate covered by said Deeds of Trust (by way of example, security interests in equipment used at such locations).


                                   ARTICLE IV

                           WHOLESALE FLOOR PLAN LOANS

         Section 4.01 Consolidation of Wholesale Floor Plan Loans. The credit facility and funding terms of the Wholesale Floor Plan Loans shall be modified and governed in accordance with this Article IV.

         Section 4.02 Establishment. From time to time prior to a termination pursuant to Section 10.01 hereof, Borrower or any Dealer may, subject to the terms and conditions of this Agreement, obtain loans from GMAC in order to finance their acquisition of new and used motor vehicles from manufacturers, distributors, customers, dealers and other sellers. Such credit facility is referred to hereinafter as the "Wholesale Facility." The Wholesale Facility will be used by solely for the purpose of acquiring new and used motor vehicles.

         Section 4.03 Wholesale Credit Advances. Upon request of Borrower or any Dealer, GMAC will, subject to the terms and conditions of this Agreement, loan funds (a "Wholesale Credit Advance") to Borrower or any Dealer, as applicable, pursuant to the Wholesale Facility. Such request shall be in the form prescribed by GMAC from time to time.

         Section 4.04 Wholesale Credit Note. For Wholesale Floor Plan Loans in Texas or other state where GMAC uses promissory notes for such loans, the member of the Rush Group for whom the Wholesale Floor Plan Loan is made (referred to herein as the "Borrowing Party") will repay the Wholesale Credit Advances to GMAC, together with all accrued and unpaid expenses thereon, and applicable costs and expenses as set forth in a promissory note or notes payable to the order of GMAC, executed by the Borrowing Party and delivered to GMAC concurrently with execution and delivery of this Agreement, substantially in the form referenced in the GMAC Forms described below (the "Wholesale Credit Note"). Notwithstanding anything in this Agreement or the Wholesale Credit Note to the contrary, each

Wholesale Credit Advance made (a) with respect to any new motor vehicle, will be repaid by Borrowing Party to GMAC in the ordinary course of business, or such earlier time as GMAC may determine in its sole, absolute discretion, after the day of the sale, lease or other disposition of such vehicle by Borrowing Party, and (b) with respect to any used motor vehicle, will be repaid by Borrowing Party upon the earlier to occur of (i) 180 days from Borrowing Party's acquisition of such vehicle or (ii) in the ordinary course of business, or such earlier time as GMAC may determine in its sole, absolute discretion, after the sale, lease or other disposition of such vehicle by Borrowing Party. The Wholesale Credit Advances will bear interest at the Prime Rate plus 1.00 percentage points. GMAC may offer, from time to time at is sole discretion, a wholesale incentive program which allows for a 1.00 percentage point reduction in the interest rate; if such a program is at any time in place and Borrowing Party elects to participate in it, then Borrowing Party shall receive such 1.00 percentage point reduction on the interest rate in its Wholesale Credit Advances; provided, however, that GMAC shall have the right to terminate or modify the program upon 30 days' notice.

         Section 4.05 Limitations. The Wholesale Credit Advance will be (a) 100% of the original, factory invoice amount for the new motor vehicles; and
(b) 75% of the current listed average finance value, as provided in the current, regional edition of the "The Truck Blue Book", for the used trucks which are currently listed in The Truck Blue Book. Notwithstanding anything herein contained to the contrary, the Wholesale Facility is expressly subject to the written terms of the wholesale financing documents as listed in Section
4.10 and may be modified, suspended or terminated at the sole and absolute discretion of GMAC.

         Section 4.06 Other Financing. From time to time, GMAC may also provide other categories of vehicle inventory and equipment financing to members of the Rush Group, including, without limitation, financing under GMAC's so-called Delayed Payment Privilege, Shop Rental Plan, Rental Plan, plans for wholesale demonstrations and the like (collectively, "Other Financing").

         Section 4.07 Retail Financing. From time to time, GMAC may also provide retail finance and lease accommodations to members of the Rush Group or customers of Rush Group in accordance with GMAC's customary practices (collectively "Retail Financing").

         Section 4.08 Dealer Obligations. The amounts and obligations now or hereafter owing to GMAC by any members of the Rush Group under the Wholesale Facility, Other Financing, Retail Financing, and any and all other indebtedness, obligations, or liabilities of Rush Group whether direct or indirect, liquidated or contingent, are referred to hereinafter as "Dealer Obligations." Rush Group hereby promises to pay to GMAC all Dealer Obligations promptly on demand, except as may otherwise be set forth in accordance with the express terms and conditions of this Agreement, the Loan Documents and the GMAC Forms (as defined in Section 4.10 below).

         Section 4.09 Absolute Discretion of GMAC. The amount, terms, conditions, interest rate, repayment terms, advance rate, existence, documentation, and administration of the Wholesale Facility will, at all times, be subject to change, suspension, and cancellation at the sole, absolute discretion of GMAC, notwithstanding anything herein or otherwise to the contrary. Nothing contained in this Agreement will, at any time, obligate GMAC to provide Other Financing or Retail Financing to Borrower or any Dealer, or customer of Borrower or any Dealer. The making and amount of any Other Financing or Retail Financing will be in the sole, absolute discretion of GMAC. If GMAC elects to suspend or cancel financing under this Agreement, the following notice provisions shall apply: (i) if there is no default of any nature by any entity in the Rush Group, GMAC shall not make the suspension or cancellation effective earlier than 120 days after notice to Borrower; (ii) if there is any default of any nature by any entity in the Rush Group, GMAC may make suspension or cancellation effective immediately upon notice of same.

         Section 4.10 Documentation of Dealer Obligations. Concurrently with the execution and delivery of a Wholesale Facility, Borrower and Dealers will, as appropriate, duly execute and deliver to GMAC at least one original of each of the following documents, instruments, or agreements (the "GMAC Forms") to further evidence the parties' intentions with respect to Dealer Obligations:

                 Wholesale Facility                                                           GMAC Form No.
                 ------------------
                 (i)            Inventory Loan and Security Agreement                            177JV

                 (i)            Wholesale Security Agreement                                     178

                 (ii)           UCC-1 Financing Statement

                 (iii)          Signature Card                                                   524

                 (iv)           Addendum to Financial Statement                                  505 C

                 (v)            Loan Agreement                                                   176 GLA

                 (vi)           Promissory Note                                                  176-GPN

                 (vii)          Agreement Amending the Wholesale
                                  Security Agreement and                                         570
                                  Conditionally Authorizing the
                                  Sale of New Floor Plan Vehicles
                                  on a Delayed Payment Privilege
                                  Basis

                 (viii)         Assignment of DPP Vehicle Proceeds                               570-1

                 (ix)           Factory Authorization Letter


                 Retail Facility (for Dealer service vehicles)
                 ---------------
                 (i)            Inventory Security Agreement                                     141


                 Copies of the GMAC Forms have been provided to Borrower. Borrower and Dealers, as applicable, will duly execute and deliver to GMAC such other documents, instruments, or agreements and any amendments thereto with respect to the Dealer Obligations, as GMAC may customarily require from time to time. The existence of this Agreement, representations, covenants, terms of default, and the like is in no way intended to alter the demand nature of all Dealer Obligations which in every instance are subject to change, suspension, and cancellation at the sole, absolute discretion of GMAC.

                 It is acknowledged that the documentation of the Dealer Obligations may vary from state to state, and the GMAC Forms to be executed by Borrower and Dealers shall be in conformity with GMAC's practice in a particular state.

                 It is also acknowledged that all members of the Rush Group will guarantee all obligations of any Borrowing Party. If requested by GMAC, members of the Rush Group will execute such further acknowledgements, consents, guaranties and similar documents to evidence such guaranty obligations.

         Section 4.11  Security Interest.  To secure:

         (a) as to Borrower or any Dealer, as applicable, (i) the prompt and complete payment of the Wholesale Credit Advances, (ii) the performance of any and all obligations and duties of the Rush Group pursuant to this Agreement, and (iii) the payment and performance of any and all other debts, obligations or duties of the Rush Group to GMAC now existing or hereafter arising by this Agreement, and

         (b) as to Guarantors, their obligations under the Guaranty Agreements,

the Rush Group hereby pledges, assigns and grants to GMAC a security interest in the Motor Vehicle Inventory. If an additional Dealer is formed in the future, such Dealer shall execute similar documents required by GMAC granting to GMAC a security interest in the Motor Vehicle Inventory.


                                   ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

         The Rush Group, individually and collectively, jointly and severally, represent and warrant to GMAC as follows:

         Section 5.01  Organization, Corporate Authority and Qualifications.

         (a) Borrower and each Dealer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to transact business or own real property in each state or other jurisdiction in which its principal real properties are located or in which it conducts any important or material part of its business.

         (b) Borrower and each Dealer has the corporate power and authority to execute, deliver and perform this Agreement and the Loan Documents.

         (c) The persons signing this Agreement and the Loan Documents on behalf of Borrower and each Dealer have full authority to execute the same on behalf of said entities, and to bind said entities to the terms thereof.

         Section 5.02 Authorization and Compliance with Laws and Material Agreements. The execution, delivery and performance of this Agreement and the Loan Documents, and the borrowings here under, by Rush Group have been duly authorized by all requisite corporate action on the part of Rush Group and will not violate the articles of incorporation or bylaws of Rush Group and will not violate any provision of law, or order of any court or governmental agency affecting it in any respect, and will not conflict with, result in a breach of the provisions of, constitute a default under, or result in the imposition of any lien, charge, or encumbrance upon any assets of the Rush Group pursuant to the provisions of any indenture, mortgage, deed of trust, franchise, permit, license, note or other agreement or instrument to which the Rush Group may be bound. No approval or consent from any Governmental Authority or other third party is required in connection with the execution of or performance under this Agreement and the Loan Documents by Rush Group.

         Section 5.03 Valid and Binding Obligation. All of the Loan Documents to which Borrower or any Dealer is a party, will upon execution and delivery by such party, constitute a valid binding obligation of the Rush Group, enforceable in accordance with their terms.

         Section 5.04 Financial Condition. The balance sheets and statements of income and retained earnings of the Rush Group, heretofore furnished to GMAC, are complete and correct and fairly represent the financial condition of the Rush Group as at the dates of said financial statements and the results of their operations for the periods ending on said dates. Neither Borrower nor any Dealer has any material contingent obligations, liabilities for taxes, long-term leases, or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheets or the notes thereto; and at the present time, there are no material realized or anticipated losses from any unfavorable commitments of Borrower or any Dealer. Said financial statements were prepared in accordance with generally accepted principles and practices of accounting consistently maintained throughout the periods involved. Since the date of the latest of such statements, there has been no material adverse change in the financial condition of Borrower or any Dealer from that set forth in said balance sheets as at that date.

         Section 5.05 Litigation and Judgments. There are no suits or proceedings pending, or, to the knowledge of Borrower or any Dealer threatened, against or affecting Borrower or any Dealer that, if adversely determined, would have a Material Adverse Effect on the financial condition or business of Borrower or any Dealer, as the case may be, or on the Collateral; and there are no proceedings by or before any governmental commission, board, bureau, or other administrative agency pending or to the knowledge of Borrower or any Dealer, threatened against Borrower or any Dealer, which if adversely determined, would have a Material Adverse Effect on the business, properties, condition, financial or otherwise of the Borrower or any Dealer. There are no outstanding judgments (final or otherwise) against Borrower or any Dealer.

         Section 5.06 Title to and Perfection of Security Interest in Collateral. Rush Group are the owners of all their respective Collateral, free and clear of all liens, security interests, and encumbrances other than those in favor of GMAC hereunder and those shown on Schedule 5.06 attached hereto, and will execute all such financing statements or other documents and take such actions as GMAC may deem necessary or desirable to evidence or perfect its first and prior security interest and lien in Collateral under the Loan Documents.

         Section 5.07 No Other Financing Statements. No UCC-1 or other financing statement covering any assets owned by Rush Group has been executed or is on file in any public office, except those financing statements disclosed on the attached Schedule 5.06 and the financing statements of GMAC.

         Section 5.08 Purpose of Borrowers; Use of Proceeds. Rush Group has entered into this Agreement for legitimate purposes, and will use the proceeds of the Loans exclusively as set forth in this Agreement.

         Section 5.09 Ownership of Properties; Liens. Rush Group has good and indefeasible title or valid leasehold interests in all their significant or material properties and assets, real and personal, which are owned or used in connection with its products or services, and none of such properties or assets or leasehold interests of Rush Group are subject to any mortgage, pledge, security interest, encumbrance, lien or charge of any kind which would materially restrict the manner in which Rush Group uses or intends to use such property.

         Section 5.10 Taxes. Rush Group has filed all federal and state tax returns or reports required of them, including but not limited to income, franchise, employment and sales taxes, and have paid or made adequate provision for the payment of all taxes which have become due pursuant to such returns or reports or pursuant to any assessment which has been received, none of such being outstanding and unpaid, and Rush Group knows of no pending investigations of Rush Group by any taxing authority, nor of any material pending but unassessed tax liability.

         Section 5.11 Guarantees. Except as set forth on Schedule 5.11 attached hereto, neither Borrower nor any Dealer has guaranteed any dividend or any obligation of any other person, corporation or entity, including any unconsolidated subsidiary, and no subsidiary has guaranteed any dividend, obligation or indebtedness of any other person, corporation or entity, including Borrowers, in each case other than deposit of items for collection in the ordinary course of business and intercompany transactions.

         Section 5.12 Compliance with Laws and Franchise Agreements. Except to the extent that failure to comply would not have a Material Adverse Effect, each Borrower has complied with all applicable laws, ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees (collectively, "Laws") or any agreements, contracts and understandings, including without limitation, all licensing and other permit or registration laws for the sale and service of vehicles, and all agreements and understandings, written or oral, to which it is party, or subject to, with any motor vehicle manufacturer (each such agreement and understanding is referred to in this Agreement as a "Franchise Agreement"), including with respect to: (a) any restrictions, specifications or other requirements pertaining to vehicles or other products sold by any Borrower or to services performed by any Borrower; (b) the conduct of any Borrower's business; or (c) the use, maintenance and operation of the real and personal properties owned by any Borrower or leased by it in the conduct of its business.

         Section 5.13 No Materially Adverse Agreements. Neither Borrower nor any Dealer are a party to any agreement which in the opinion of Borrowers does or will materially and adversely affect the business, operations or condition, financial or otherwise, of any Borrower.

         Section 5.14 Default. Neither Borrower nor any Dealer is in default in any material respect under the provisions of any instrument evidencing any material obligation, indebtedness or liability of a Borrower or of any agreement relating thereto, or under any order, writ, injunction, or decree of any court, or in default under or in violation of any order, regulation, or demand of any governmental instrumentality which default or violation might have consequences which would have a Material Adverse Effect affect on the business, financial condition, or properties of a Borrower.

         Section 5.15 Misrepresentation. There is no fact which Borrower or any Dealer have failed to disclose to GMAC, which materially and adversely affects nor, so far as Borrower or any Dealer can now foresee, is reasonably likely to have a Material Adverse Effect on the business, operation, properties, profits, or condition of Borrower or any Dealer or the Collateral, or the ability of Borrower or any Dealer to perform this Agreement.

         Section 5.16 Environmental Liabilities. To the Best Knowledge of Borrower and Dealers there is no Hazardous Material (defined above) on or in any facility, owned, managed or occupied by Borrower or any Dealer located on the Real Estate (a "Facility"), except such Hazardous Material stored on a Facility in the ordinary course of Borrower's or any Dealer's business on the Facility and managed to prevent a release or threatened release thereof, and in accordance with all federal, state and local Laws (as defined in Section 5.12) relating to Hazardous Material or other environmental matters, nor is there any Hazardous Material being released or threatened to be released from or on any Facility. To the Best Knowledge of Borrower and Dealers, (i) no part of any Facility has ever been used as a manufacturing, storage or dump site for Hazardous Material (except such Hazardous Material stored on a Facility in the ordinary course of Borrower's or any Dealer's business on the Facility and in accordance with all federal, state and local Laws relating to Hazardous Material or other environmental matters), nor is any part of the Facility affected by any Hazardous Material contamination; (ii) no real estate adjoining any Facility has ever been used as a manufacturing, storage or dump site for Hazardous Material (except such Hazardous Material stored in the ordinary course of business and in accordance with all federal, state and local Laws relating to Hazardous Material or other environmental matters); and (iii) no real estate adjoining any Facility is affected by Hazardous Material contamination. To the Best Knowledge of Borrower and Dealers, no report, analysis, study or other document exists. Further, no communications have been received by Borrower or any Dealer asserting that Hazardous Material contamination exists on any Facility or identifying any Hazardous Material as being located upon or released on or from any Facility.

                                   ARTICLE VI

                        POSITIVE COVENANTS OF RUSH GROUP

         Rush Group, individually and collectively, jointly and severally, covenant and agree that, as long as the Indebtedness or any part thereof is outstanding, unless otherwise allowed by written instrument of GMAC:

         Section 6.01 Accounting Records. Rush Group shall maintain a standard and modern system for accounting in accordance with generally accepted accounting principles consistently applied throughout all accounting periods.

         Section 6.02  Financial Reports.  Rush Group will furnish GMAC:

         (a) during the first full calendar month after the date of this Agreement, (i) a financial statement for Borrower and each Dealer, which fairly and accurately reflects a condition not adversely and materially changed from the financial statement with respect to such party last provided to GMAC by such party prior to the date of this Agreement; and (ii) a financial statement, prepared on a consolidated basis for all the Rush Group which fairly and accurately reflects a condition not adversely and materially changed from the financial statement with respect to all of the Rush Group last provided to GMAC by Rush Group prior to the date of this Agreement. Rush Group will continue to provide to GMAC, by the 20th day of each month thereafter, financial statements as described in this Section 6.01(a) for the prior calendar month.

         (b) within 90 days after the end of each fiscal year of Rush Group, copies of audited financial statements, including but not limited to balance sheets, statements of income and retained earnings, cash flow statements, prepared on a consolidated basis for all the Rush Group and certified by independent certified public accountants selected by Rush Group and satisfactory to GMAC.

         (c) from time to time, such further information regarding the business affairs and financial condition of Borrower or any Dealer as GMAC may reasonably request.

         All financial statements delivered hereunder shall be prepared on the basis of GAAP applied on a basis consistent with those used in the preparation of the audited financial statements Rush Group.

         Section 6.03 Continuing Business. Except to the extent failure to do so will not have a Material Adverse Effect on the business or operations of Rush Group, Rush Group shall maintain and continue their present business and maintain their corporate existence in good standing, shall preserve and keep in full force and effect any franchise rights and trade names, and shall pay, before the same become delinquent and before penalties accrue thereon, all taxes, assessments, and other governmental charges against Borrower or any Dealer or their property, and any and all other liabilities, except to the extent, and so long as the same are being contested in good faith by appropriate proceedings, with adequate reserves provided for such payments.

         Section 6.04 Financial Status. Rush will, on a consolidated basis with all Dealers, maintain at all times (i) a Tangible Net Worth in the amount of at least $12,500,000 and (ii) a ratio of Total Liabilities to Tangible Net Worth of not greater than 8 to 1.

         As used herein, the term "Tangible Net Worth" means the depreciated book value amount of all assets of Borrowers (on a consolidated basis and excluding intercompany items), plus gross 50% of LIFO reserves (if applicable) (less purchase accounting adjustments), less:

         (a) intangible assets, such as, without limitation, goodwill (whether representing the excess of cost over book value of assets acquired or otherwise, such excess to include, without limitation, the expense of all noncompetition agreements), capitalized expenses, leasehold improvements (other than improvements to dealership real property long-term leaseholds owned by a Rush Group Affiliate), patents, trademarks, trade names, copyrights, franchises, licenses, and deferred charges, such as, without limitation, unamortized costs and costs of research and development;

         (b) partnership and other equity interests reacquired but not canceled;

         (c) all reserves, including without limitation, reserves for depreciation, depletion, obsolescence, amortization, deferred income taxes, insurance, inventory valuation, and all other appropriations of retained earnings;

         (d) any minority interests in any corporation, partnership, subsidiary or other affiliate; and

         (e)  Total Liabilities.

         As used herein, the term "Total Liabilities" means with respect to Rush Group, on a consolidated basis, all obligations for borrowed money, including without limitation, all notes payable and drafts accepted representing extensions of credit, commercial paper, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid, all obligations under conditional sale or other title retention agreements, all obligations issued or assumed as full or partial payment for property (whether or not any such obligations represent obligations for borrowed money), all capitalized lease obligations, and all indebtedness secured by any lien existing on property owned or acquired by Rush Group subject to any such lien whether or not the obligations secured thereby shall have been assumed.

         Section 6.05 Liens, Etc. Borrower and Dealers will not create, incur, or suffer any lien, mortgage, pledge, assignment, or other encumbrance on, or security interest in, any of its properties, assets, or receivables, now owned or hereafter acquired, securing the Obligations (all such security being herein called "liens"), except:

         (a)  liens to GMAC.

         (b) materialmen's, supplier's, tax, and other like liens arising in the ordinary course of business and securing obligations that are not overdue or are being contested in good faith by appropriate proceedings.

         (c) purchase money security interests in [I] property described on the attached Schedule 6.05(c) or [II] property hereafter acquired by Rush Group, provided that absolutely no lien or interest shall be granted or allowed by Rush Group to any other person with respect to any Motor Vehicle Inventory. GMAC agrees that it will permit purchase money security interests in new Motor Vehicle Inventory if each the following conditions exist: (i) the inventory is not manufactured by General Motors or any of its subsidiaries (i.e., Cadillac, Buick, Chevrolet, GMC Truck, Pontiac and Oldsmobile), and (ii) the interest rate at which Borrower or Dealer will finance the inventory with another lender is less than the interest rate that GMAC is willing to provide.

         (d) equipment purchased in the ordinary course of business, which in the aggregate for all of Rush Group, on a consolidated basis, shall not exceed $1,000,000 annually.

         (e)  the liens shown in Schedule 5.06 attached hereto.

         (f) liens against the Real Estate subject to the Oklahoma and Texas Liens in connection with a refinance of the Oklahoma and Texas Real Estate Loans pursuant to Section 3.02 above.

         Section 6.06 Taxes, Etc. All taxes, levies, and assessments of whatever description will be paid by Rush Group before interest or penalties accrue thereon, unless the same is being contested in good faith by appropriate proceedings.

         Section 6.07 Possession of Titles. Rush Group will permit GMAC upon demand to hold all invoices, manufacturer certificates of origin, and title for any Collateral (other than the Real Estate).

         Section 6.08 Monthly Certification Report. Rush will furnish to GMAC, within 20 days of each of the last day of each month, a report certified by the chief executive officer or chief financial officer of Rush, in the form attached as Exhibit 2.07, detailing the Collateral Formula Amount as of the reporting date ("Monthly Certification Report"). Each Monthly Certification Report submitted as of a month-end date shall have attached to it a complete and detailed listing (by Dealer location) of New Parts Inventory, in the form attached to Exhibit 2.07. GMAC may, in its sole and absolute discretion, increase the frequency of such reports and demand such a report at any time.

         Section 6.09 Inspection. Rush Group will permit GMAC or its designee to: (a) visit, at any time during normal business hours upon GMAC's request, all premises where any Collateral, or any records or documents of any of the Rush Group, are located; (b) inspect during normal business hours all Collateral and any records or documents of any of the Rush Group or which relate to any Collateral; and (c) discuss their affairs, finances and accounts with any director, officer, employee, accountant, partner, affiliate or agent of any of the Rush Group.

         Section 6.10 Insurance: Payment of Premium. Rush Group will, at their sole cost and expense, keep and maintain their properties insured for their full insurable value against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against under all risk policies in use by other owners or users of such properties in similar businesses and notify GMAC promptly of any event or occurrence causing a material loss or decline in value of its properties and the estimated (or actual, if available) amount of such loss or decline. All policies of insurance on the Collateral will be in form and with insurers acceptable to GMAC and all such policies will be in such amounts as may be satisfactory to GMAC. Rush Group will deliver to GMAC (i) the original (or certified copy) of each policy of insurance or, in GMAC's sole, absolute discretion, a certificate evidencing such insurance and (ii) evidence of payment of all premiums therefor. Such policies and certificates of insurance will contain an endorsement, in form and substance acceptable to GMAC, showing loss payable to GMAC. Such endorsement, or an independent instrument furnished to GMAC, will provide that the insurance companies will give GMAC at least 30 days' prior written notice before any such policy or policies of insurance will be altered or canceled and that no act or default of Borrower, Dealers or any other person shall affect the right of GMAC to recover under such policy or policies of insurance in case of loss or damage and that GMAC will have the right to cure any such default by such parties. Rush

Group hereby directs all insurers under such policies of insurance where loss or damage to Collateral exceeds $500,000 under any such policy of insurance to pay all proceeds payable thereunder directly to GMAC. So long as no Event of Default exists hereunder, at the option of Rush Group, in the case of insurance proceeds arising from the loss or damage of improvements to Rush Group's real or personal property, the proceeds may be used to replace or restore same with property having equal or greater value and utility to that lost or destroyed; provided, however, Rush Group shall at its expense furnish to GMAC evidence satisfactory to GMAC (including without limitation, title insurance policies or endorsements thereto and opinions of counsel) that GMAC has a valid, duly perfected lien on such property of equal or superior priority to the lien in the property so replaced or restored. To the extent not so used, all such proceeds shall be applied as a partial prepayment of the Loans. Borrower and each Dealer irrecoverably makes, constitutes and appoints GMAC (and all officers, employees or agents designated by GMAC) as its true and lawful attorney (and agent-in- fact), effective from and after the occurrence of an Event of Default, for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower or any Dealer on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance (which, in GMAC's sole discretion, shall either be used towards the repair, restoration or replacement of the Collateral, or the satisfaction of Borrower's obligations hereunder), and for making all determinations and decisions with respect to such policies of insurance. In the event Borrower or any Dealer, at any time or times hereafter, fails to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then GMAC, without waiving or releasing any obligation or default by Rush Group hereunder, may (but will be under no obligation to) at any time or times thereafter obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which GMAC deems advisable. All sums so disbursed by GMAC, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, will be payable, on demand, by Rush Group to GMAC, will bear interest until paid in full at the interest rate per annum equal to the Prime Rate plus 1.00 percentage point (subject, if applicable, to the 1.00 percentage point reduction under the wholesale incentive program described above) and will be additional indebtedness hereunder secured by the Collateral. In addition, Rush Group will obtain and maintain in full force and effect policies of liability, workers compensation and business interruption insurance in amounts at least equal to that customarily carried by persons or entities conducting comparable businesses.

         Section 6.11  Environmental Matters.

         (a) From the Effective Date, Borrower, Dealers and any of its agents, authorized representatives and employees (collectively "Agents") shall not engage in any of the following prohibited activities, and Rush Group will use their best and diligent efforts to see that their invitees, tenants and contractors, and such persons' employees, agents, and invitees, shall not:

                 (i) cause or permit any release, discharge, or threat of release of Hazardous Material on or from any Facility.

                 (ii) cause or permit any manufacturing, transporting, spilling, leaking, or dumping of Hazardous Material in or on any portion of any Facility, except in the ordinary course of Rush Group's business on the Facility and in a manner not to allow any contamination of the Facility and in accordance with all federal, state and local Laws relating to Hazardous Material or other environmental matters.

                 (iii) cause or permit any holding, handling or retaining of Hazardous Material in or on any portion of any Facility, except in the ordinary course of Rush Group's business on the Facility and in a manner not to allow any contamination of the Facility and in accordance with all federal, state and local Laws relating to Hazardous Material or other environmental matters.

                 (iv) otherwise place, keep, or maintain, or allow to be placed, kept, or maintained, any Hazardous Material on any portion of any Facility, except in the ordinary course of Rush Group's business on the Facility and in a manner not to allow any contamination of the Facility and in accordance with all federal, state and local Laws relating to Hazardous Material or other environmental matters.

Rush Group and their Agents will comply, and cause all Facilities to comply, with all Laws of all authorities having Jurisdiction over Rush Group or their Agents, any Facility, or the use of the Facility and pertaining to any Hazardous Material.

         (b) If Hazardous Material is discovered on any Facility, Rush Group will pay (or cause those responsible to pay) immediately when due the cost of removal of any Hazardous Material from the Facility (or other appropriate remediation of the Hazardous Material) in compliance with all governmental requirements, and keep the entire Facility free of any lien imposed pursuant to any Laws having to do with the removal of Hazardous Material. Within 30 days after demand by GMAC, Rush Group will obtain and deliver to GMAC a bond, letter of credit, or similar financial assurance for the benefit of GMAC, evidencing, to GMAC's satisfaction in its sole, absolute discretion, that the necessary funds are available to pay the cost of removing, treating, and disposing of all Hazardous Material on the Facility or any contamination caused thereby, and discharging any assessments or liens which may be established on the Facility as a result thereof.

         (c)  Borrower and each Dealer will:

                 (i) Give written notice to GMAC immediately upon their acquiring knowledge of the presence of any Hazardous Material on any Facility (other than that used in the ordinary course of Rush Group's business) or of any Hazardous Material contamination thereon, with a full description thereof;

                 (ii) Immediately advise GMAC in writing of any notices received by them or their Agents alleging that any Facility contains Hazardous Material or contamination thereof, or that a violation or potential violation of any Hazardous Material Laws by Rush Group or their agents, or the Facility exists;

                 (iii) Immediately advise GMAC in writing upon discovery of any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened with respect to any Facility or any real estate adjoining the Facility; and

                 (iv) Immediately advise GMAC in writing upon Rush Group's discovery or any discovery by their Agents of any occurrence or condition on any real property adjoining or in the vicinity of any Facility which does, or could, cause the Facility, or any part thereof, to contain Hazardous Material or otherwise be in violation of any Hazardous Material Laws or cause the Facility to be subject to any restrictions on the ownership, occupancy, transferability or use thereof under any Hazardous Material Laws. Nothing in this Section 6.11(c)(iv) is intended or shall operate to create a duty on the part of Rush Group or any of its Agents to inquire as to the condition (environmental or otherwise) of any property not owned or leased by Rush Group.

         (d) GMAC will have the right, but not the obligation, to cause all Hazardous Material and Hazardous Material contamination found on or in any Facility (except that used in the ordinary course of Rush Group's business) to be removed therefrom or remediated on site if cost effective and permitted by law. In such event, the cost of the removal or remediation, including all expenses, charges, and fees incurred by any GMAC in connection therewith, including attorneys', engineers', and consultants' fees, shall be payable by Rush Group on demand. Rush Group will give to GMAC and its Agents access to the Facility for such purposes and Rush Group hereby grant to GMAC and its Agents full right and authority to remove any such Hazardous Material and Hazardous Material contamination from the Facility or to remediate it on site if cost effective and permitted by law.

         (e) If at any time during the term of any Loan, GMAC has reasonable cause to believe that an environmental condition in violation of Section 5.16 above exists (other than in the ordinary course of Rush Group's business), GMAC may notify Rush Group in writing that it desires a site assessment or environmental audit ("Audit") of any or all Facility(s) to be made, and at any time thereafter cause such Audit to be made of the Facility(s) at Rush Group's sole expense. Such Audit(s) will be performed in a manner reasonably calculated to confirm and verify compliance with the provisions of this Section
6.11. Rush Group will reasonably cooperate with the persons conducting the Audit to allow entry and reasonable access to all portions of the Facility(s) for the purpose of the Audit(s), to supply the auditors with all available historical and operational information regarding the Facility(s), as may reasonably be requested by the auditors, and to make available for meetings with the auditors appropriate personnel having knowledge of matters relevant to the Audit(s). Rush Group will comply, at their sole cost and expense, with all recommendations contained in the Audit(s) to the extent necessary to bring Rush Group into compliance with the other provisions of the Section 6.11, including any recommendations for additional testing and studies to detect the presence of Hazardous Material, or to otherwise confirm and verify Rush Group's compliance with the provisions of this Section, to the extent required by GMAC.

         (f)  The representations and obligations of Rush Group under this
Section 6.11 shall, with respect to each tract or parcel of real property constituting the Real Estate, remain in effect until GMAC releases its liens in any applicable part of the Real Estate; upon such release, the obligations shall cease only as to that portion of the Real Estate released. Without limiting the foregoing, it is expressly understood that if, for example, GMAC becomes the owner of any part of the Real Estate through foreclosure, deed in lieu of foreclosure or otherwise, all obligations of Rush Group under this
Section 6.11 shall remain in full force and effect.

         Section 6.12 Indemnification. Rush Group will defend, indemnify and hold GMAC (including the successors, assigns, employees, agents, officers and directors of GMAC) harmless from and against any and all actions, claims, losses, liabilities, damages and expenses (including, without limitation, cleanup costs and reasonable attorneys' fees) arising from or relating to any breach of any covenants, agreements or obligation arising under this Agreement or any inaccuracy of or omission from any representation or warranty of Rush Group set forth in this Agreement, including without limitation, those arising directly or indirectly from, or relating, to the handling, manufacture, transport, storage, treatment, emission, spill, leak, dump or disposal of any Hazardous Material by or in respect of Rush Group or any Collateral. This indemnity will apply notwithstanding any negligent or other contributory conduct by or on the part of GMAC (except to the extent the actions, claims, losses, liabilities, damages or expenses are solely attributable to the gross negligence or willful or wanton misconduct of GMAC) or any one or more other persons or entities, and will be enforceable notwithstanding any attempts by Rush Group to exercise due diligence. The loss, liability, damage, cost or expense which is covered by this indemnity will include, without limitation, all foreseeable consequential damages; the costs of any required or necessary repair, cleanup or detoxification of any Facility, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; damage to any natural resources; and all reasonable costs and expenses incurred by GMAC in connection with the above, including but not limited to, attorneys' and consultants' fees. The provisions of this Section
6.12 will survive repayment of the Loans or other obligation to GMAC in full and expiration or termination of this Agreement.

         Section 6.13 Further Assurances. At its costs and expense, upon request of GMAC, Rush Group will duly execute and deliver or cause to be duly executed and delivered, to GMAC such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the opinion of GMAC to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents.

         Section 6.14 Future Dealers. In the event any future entity formed by Rush becomes a "Dealer" subject to the terms of this Agreement, such new Dealer shall execute a Guaranty Agreement on a form acceptable to GMAC conforming to the laws of the state where that Dealer does business. Rush shall also execute a Guaranty Agreement of any obligations of the Dealers pursuant to this Agreement, including without limitation any Wholesale Floor Plan Loans made to Dealers under Article IV. From time to time GMAC may require members of the Rush Group to execute such acknowledgments, consents, revised guaranty agreements and the like to affirm and ratify the obligations of each member of the Rush Group for the payment and performance of all Obligations hereunder.

                                  ARTICLE VII

                         NEGATIVE COVENANTS OF BORROWER

         Rush Group covenants and agrees that on and after the Effective Date, while any part of the Indebtedness remains unpaid, they shall not cause or permit, without the written consent of GMAC (which consent shall not be unreasonably withheld or delayed):

         Section 7.01 Reorganizations, Acquisitions, Change of Name. (a) merge or consolidate with or into any partnership, trust, or corporation or other entity whatsoever; or (b) sell, lease, transfer, or otherwise dispose of any of its assets which is greater than ten (10%) of the aggregate total assets of Rush Group (except in the ordinary course of business), whether now owned or hereafter acquired.

         Section 7.02 Management: Ownership. Except in the case of unforeseen death disability, or other similar emergency, not make any significant change in its structure or management.

         Section 7.03 Restriction on Other Indebtedness. Incur any indebtedness for borrowed money or extensions of credit except:

         (a)  the Obligations;

         (b) indebtedness incurred in the ordinary course of business for necessary merchandise, services, equipment, materials, and supplies, all of which will be paid not more than 60 days from the due date of invoice except when being contested in good faith;

         (c) any other indebtedness the repayment of which is expressly subordinated, in writing satisfactory to GMAC in its sole, absolute discretion, to the repayment to GMAC of all Obligations;

         (d)  indebtedness relating to liens permitted by Sections 6.05 above;

         (e) indebtedness secured by mortgages or deed of trust liens on real estate which is financed with another lender; or

         (f) any other indebtedness of Rush Group not exceeding in the aggregate $5,000,000.

         Section 7.04 Loans and Investments. Lend or advance money, credit or property to any Person, or invest in (by capital contribution or otherwise), or purchase or repurchase the stock or indebtedness, of all or a substantial part of the assets or properties of any Person, or agree to do any of the foregoing, except for:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America and which mature within one year from the date of acquisition thereof;

         (b) investments in commercial paper of any corporation with a maturity not in excess of one year from the date of acquisition thereof and rated P-1 or better by Moody's Investors Services Inc., or A-1 or better by Standard & Poor's Corporation;

         (c) investments in negotiable or non-negotiable time certificates of deposit and time deposits, with a maturity not in excess of one year from the date of acquisition thereof, issued by or placed with, and money market deposit accounts issued or offered by any commercial bank organized and existing under the laws of the United States of America or under any states of the United States of America and having a combined capital and undivided surplus of not less than $500,000,000, provided, however, that such certificates of deposit or time deposits at any one bank shall at no time exceed ten percent (10%) of the undivided capital and surplus of such bank;

         (d)  (omitted)

         (e) advances by Borrower or a Dealer to another entity in the Rush Group whether constituting capital contributions or indebtedness or otherwise made; provided, no Event of Default is occurring at the time of such advance and no Event of Default would occur as a result thereof;

         (f) acquisition of all or any portion of any assets or interests of any Person engaged in the automobile dealership business; provided that the Borrowers deliver prior written notice of any such acquisition to GMAC; and

         (g) any guaranty of any of the indebtedness permitted by Section 7.03 hereof by any member of the Rush Group.

                                  ARTICLE VIII

                              CONDITIONS PRECEDENT


         Notwithstanding any other terms of this Agreement, GMAC will not be required to make any Loans to Borrower unless the following conditions have been met as to Rush Group on or before the date hereof (the "Effective Date") and are also met on the date of each Credit Advance or Wholesale Credit Advance, except as noted herein.

         Section 8.01 Representations True. The representations and warranties of Rush Group contained in this Agreement and in any other Loan Document are true; there is not then in existence any Event of Default hereunder or any event which upon the service of notice or passage of time would constitute an Event of Default hereunder; there is not any suit or proceeding at law or in equity or of any governmental authority instituted or, to the knowledge of any of the Rush Group, threatened which in either case would materially adversely affect the financial condition of Borrower or any Dealer or the Collateral.

         Section 8.02 Opinion of Counsel. GMAC will have received an opinion of counsel to Rush Group in the form required by GMAC.

         Section 8.03 Good Standing and Certified Copies. GMAC will have received (a) a current certificate of corporate status with respect to each of the Rush Group, or confirmation by telecommunication, if such confirmation is available, from the jurisdiction of incorporation or organization of each such entity and each foreign jurisdiction where Borrower's or a Dealer's failure to be duly qualified or licensed would have a Material Adverse Effect on the financial condition of such entity or on the Collateral; (b) certified copies of the corporation charter and by-laws of Borrower and each Dealer, to the extent applicable; (c) signature and incumbency certificates with respect to the officers executing this Agreement, and the other Loan Documents; and (d) a certified copy of the corporate action taken by Borrower and each Dealer authorizing execution, delivery and performance of this Agreement and the other Loan Documents.

         Section 8.04 Guarantees. GMAC will have received guarantees executed and delivered by the Guarantors in accordance with Section 1.01(n) above.

         Section 8.05 Loan Documents. All of the Loan Documents relating to the Collateral, including without limitation the Guaranty Agreements, will have been executed by Borrower and the Dealers, or other applicable persons or entities, and delivered to GMAC.

         Section 8.06 Material Adverse Change. No material adverse change will have occurred in the business, operations, financial condition or prospects of Rush Group or the Collateral.

         Section 8.07 Due Diligence: UCC Filings and Searches. GMAC will, to its satisfaction, have completed and received all audits, inspections, examinations and surveys deemed necessary in the sole, absolute discretion of GMAC with respect to the Collateral and the financial and business condition of Borrower or Dealers; GMAC will have received (a) confirmation of UCC-1 Financing Statements with respect to Rush Group describing the Collateral having been filed in the proper places in each jurisdiction designated by GMAC and (b) UCC and other record searches acceptable to GMAC showing the first priority of GMAC's security interest in the Collateral.

         Section 8.08  Sales Authority.  Except as disclosed on the attached
Schedule 8.08, Borrower or each Dealer, as the case may be, will have been duly and continuously approved (a) by the appropriate original manufacturer or distributor of motor vehicles to sell and service the brand of new motor vehicles contemplated by the parties hereto to be sold by Borrower or such Dealer; and (b) by any pertinent local, state, or federal government agency to purchase, sell, lease, and service motor vehicles as a new and used dealer thereof.

         Section 8.09 Repurchase Agreements. GMAC will have executed the customary vehicle factory (a) drafting and delivery instructions and (b) repurchase agreements between GMAC and the manufacturer or distributor of the new motor vehicles which Rush Group intends to acquire.

         Section 8.10 Real Estate Loans. All conditions set out in Article III have been met to the satisfaction of GMAC.


                                   ARTICLE IX

                               EVENTS OF DEFAULT


         Section 9.01 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) Payment of Wholesale Floor Plan Loans. Failure to make any payments of principal or interest when and as due under the promissory notes or other instruments evidencing the Wholesale Floor Plan Loans.

         (b) Payment of Borrowing Base Loans, Real Estate Loans, and future working capital and equipment loans. Failure to make any payments of principal or interest within 3 Business Days following notification from GMAC of payments being past due under the promissory notes or other instruments evidencing the Borrowing Base Loans, Real Estate Loans, and future working capital and equipment loans.

         (c) Payment of Other Obligations. Failure to pay, when due, any other monetary obligation under any of the Loan Documents.

         (d) Noncompliance with Loan Documents. Borrower, any Dealer or Guarantor shall fail to perform or observe any of the other agreements, covenants or conditions contained in this Agreement, in any other Loan Document or otherwise in existence with GMAC or any of its affiliates, and such default shall continue for more than 10 Business Days

         (e) Default on Other Debt. Borrower, any Dealer or Guarantor shall fail to pay all or any part of the principal of or interest on any other indebtedness, when due (whether at maturity, by acceleration or otherwise) and such default shall not be cured within the period of grace, if any, specified in the evidence of such other indebtedness.

         (f) Misrepresentations. Any representation, warranty or other statement made or furnished to GMAC by or on behalf of Borrower, any Dealer or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect.

         (g) Challenge to Agreement. Borrower, any Dealer or Guarantor shall challenge or contest in any action, suit or proceeding the legality, validity or enforceability of this Agreement or any of the other Loan Documents, or the perfection or priority of any lien granted to GMAC.

         (h) Repudiation of or Default Under Guaranty Agreements. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

         (i) Bankruptcy, Insolvency, etc. The occurrence of any of the following:

                 (i) The appointment of a receiver, trustee, custodian, conservator, or liquidator, or other similar official for Borrower, any Dealer or Guarantor, any of its property, or any other property of Borrower, any Dealer or Guarantor.

                 (ii) Borrower, any Dealer or Guarantor shall generally not pay its debts as they become due or shall admit in writing an inability to pay its debts, or shall make a general assignment for the benefit of creditors.

                 (iii) Borrower, any Dealer or Guarantor shall commence any case, proceeding or other action seeking relief, reorganization, arrangement, adjustment, liquidation, dissolution or composition of such Borrower, any Dealer or Guarantor or its debts under any debtor relief laws.

                 (iv) Any case, proceeding or other action is commenced against Borrower, any Dealer or Guarantor seeking to have an order for relief entered against such Borrower, any Dealer or Guarantor, as debtor, or seeking a reorganization, arrangement, adjustment, liquidation, dissolution or composition of Borrower, any Dealer or Guarantor or their debts under any debtor relief laws, or seeking an appointment of a receiver, trustee, custodian or other similar official for Borrower, any Dealer or Guarantor or for all or any of its property, or any other property of Borrower, any Dealer or Guarantor and such case, proceeding or other action: (i) results in the entry of an order for relief against Borrower, any Dealer or Guarantor and (ii) remains undismissed for a period of 30 days after commencement.

                 (v) Borrower, any Dealer or Guarantor shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud any of its creditors; or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid (unless adequate provision in cash has been made for payment of the similar claim); or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of the Collateral through legal proceedings which is not vacated within 30 days.

                 (vi)  Borrower, any Dealer or Guarantor shall have suffered
         (i) a casualty as to any material asset or assets used in the conduct of its business which is not, except for deductibles reasonably acceptable to GMAC, fully covered by insurance or (ii) a material adverse change in the business, properties, conditions, financial or otherwise of Rush Group, as a whole.

         (j) Termination of Franchise. Any Franchise Agreement shall be terminated, whether according to its terms or action taken by any party thereto, or any vehicle manufacturers take any action against Borrower or any Dealer that could have a Material Adverse Effect.

         (k) Wholesale Credit Advance. Borrower or any Dealer shall fail to maintain a Wholesale Credit Advance except where, with the prior written consent of GMAC, the Dealer has been sold or otherwise transferred or its operations terminated.

         (l) Cross-Default. The occurrence of (i) any Event of Default under this Agreement; (ii) a default under any other Loan Document; or (iii) a default under any other agreement between Borrower, any Dealer or Guarantor and GMAC now existing or hereafter arising, will constitute an immediate default of this Agreement, the Loan Documents and all other such agreements.


                                   ARTICLE X

                                    REMEDIES

         Upon an Event of Default, GMAC shall have, in addition to any other rights or remedies available at law or in equity, the following rights and remedies:

         Section 10.01 Termination of Agreement. GMAC may terminate this Agreement or any part thereof. By way of example only, GMAC may terminate the Line of Credit under Article II (the Borrowing Base Line of Credit) and the Wholesale Facility, Other Financing and Retail Facility under Article IV (the Wholesale Floor Plan Loans).

         Section 10.02  Specific Remedies.  GMAC shall have the right to:

         (a) institute proceedings to collect all or a portion of the Indebtedness and to recover a judgment for the same and to collect upon such judgment out of any property of Borrowers wherever situated;

         (b) to offset and apply any monies, credits or other proceeds of property of Rush Group that has or may come into possession or under the control of GMAC against any amount owing by Rush Group to GMAC;

         (c) with respect to accounts, contract rights, chattel paper, tax refunds and general intangibles constituting Collateral herein, GMAC:

                 (i) may settle, adjust and compromise all present and future claims arising thereunder or in connection therewith;

                 (ii) may sell, assign, pledge or make any other agreement with respect thereto or the proceeds thereof;

                 (iii) may notify all such account, contract right, or other debtors of GMAC's interest therein and require direct payment to GMAC of such obligations;

                 (iv) may receive, sign, endorse, and deliver in its name or the name of Borrower or any Dealer any and all notes, instruments, documents, titles, negotiable instruments and the like necessary and appropriate to effect the collection of such intangibles, and Borrowers hereby waive notice of presentment, protest and non-payment of any instrument so endorsed;

                 (v) is hereby constituted and appointed by Borrower and Dealers as their attorney-in-fact with power to accept and to receipt and endorse Borrower's and Dealers' names upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into GMAC's possession; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower and Dealers to such address as GMAC may designate; to do all other acts and things necessary to carry out this Agreement. Except for gross negligence and willful misconduct, all acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of act or law made in good faith; this power being coupled with an interest is irrevocable while any of the Obligations remains unpaid;

         (d) subject to any specific, contrary provision in any other security agreement executed now or in the future: sell or lease the Collateral, or any portion thereof, after giving 5 days' written notice, at public or private sale. The sale by GMAC of less than the whole of the Collateral shall not exhaust the power of sale, and GMAC is empowered to make successive sales under such power until all of the Collateral shall be sold; the liens, security interests and rights hereunder shall remain in full force and effect as to the unsold portion of the Collateral. The decision to sell all or only a portion of the Collateral at any sale shall be at the sole discretion of Secured Party.

         (e) require Rush Group to assemble all or any of the Collateral (except Real Estate) and make it available to GMAC at a place to be designated by GMAC that is reasonably convenient to the parties.

Rush Group agree that the sale by GMAC of any new or unused property repossessed by GMAC to the original seller thereof, or to any person designated by such seller, at the invoice cost thereof to Rush Group less any credits granted to Rush Group with respect thereto and reasonable costs of transportation and reconditioning, shall be deemed to be a commercially reasonable means of disposing of the same. Rush Group further agree that if GMAC shall solicit bids from three or more other sellers or dealers in the type of property repossessed by GMAC hereunder, any sale by GMAC of such property in bulk or in parcels to the bidder submitting the highest cash bid therefor also shall be deemed to be a commercially reasonable means of disposing of the same. Notwithstanding the foregoing, it is expressly understood that such means of disposal shall not be exclusive, and that GMAC shall have the right to dispose of any property repossessed hereunder by any commercially reasonable means.

         Section 10.03 Remedies Cumulative. GMAC shall have all rights and remedies contained in any other Loan Document, all of which rights and remedies shall be cumulative of those granted herein, or otherwise available at law or in equity. All of GMAC's rights and remedies may be enforced successively or concurrently. GMAC's rights shall include all rights of a secured party under the Uniform Commercial Code applicable in any particular state.

         Section 10.04 Expenses. Rush Group shall pay all expenses and reimburse GMAC for any expenditures, including reasonable attorney fees and legal expenses, in connection with GMAC's exercise of any of its rights and remedies under this Agreement.

         Section 10.05 Proceeds. Proceeds realized by GMAC on the sale or other disposition of the Collateral, after payment of all expenses incurred by GMAC in enforcing the Indebtedness or in retaking, holding, preparing for sale or lease, selling, leasing or otherwise disposing of or realizing on the Collateral or the Indebtedness, shall be applied by GMAC to the remaining Indebtedness in such manner as GMAC shall elect.

         Section 10.06 Default Interest. In addition to the remedies provided above or elsewhere in this Agreement, all Indebtedness which is not paid when due, by acceleration, at maturity or otherwise, shall bear interest (i) in the case of Indebtedness evidenced by promissory notes, at the default rate (if any) provided in the applicable notes, and (ii) in the case of all Indebtedness not covered by item (i), at the highest nonusurious default rate provided for in any of the notes.

         Section 10.07 No Agency. Nothing herein contained shall be construed to constitute Borrower or any Dealer as agent of GMAC for any purpose whatsoever, and GMAC shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof, except to the extent the same results from GMAC's own gross negligence or willful misconduct. GMAC shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Collateral or any instrument received in payment thereof or for any damage resulting therefrom, except to the extent the same results from GMAC's own gross negligence or willful
misconduct.   GMAC does not by anything herein or in any assignment or
otherwise, assume any of Rush Group's obligations under any contract or agreement assigned to GMAC, and GMAC shall not be responsible in any way for the performance by Rush Group of any of the terms and conditions thereof.


                                   ARTICLE XI

                                 MISCELLANEOUS

         Section 11.01 GMAC's Accounts. GMAC shall maintain on its books in accordance with its usual practice an account or accounts with respect to the Loans, which account or accounts shall include, without limitation, (i) the outstanding principal amount of each of the Loans, (ii) the amount of principal and interest due under each of the Loans and the required payment dates, (iii) all other fees, costs, expenses, losses and indemnities due under this Agreement or any other Loan Document, and (iv) all amounts received by GMAC with respect to the foregoing. For purposes of any legal action or proceeding arising out of or in connection with this Agreement or any other Loan Document, and for all other purposes, the entries made in such account or accounts maintained by GMAC pursuant to this Section shall create a presumption as to the existence and amounts of the foregoing, absent manifest error. However, Rush Group shall have 30 days from the date the GMAC Account statement is received to contest the accuracy of the statement; the failure of Rush Group to contest the accuracy shall constitute conclusive evidence of its accuracy. If Rush Group contests the accuracy with said 30 days, GMAC shall have 30 days to reconcile the disputed GMAC Account balance. The failure by GMAC to maintain such account or accounts shall not in any manner affect the Indebtedness.

         Section 11.02 Notices. All notices or other communications required or permitted to be given pursuant to the provisions of this Agreement shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee, or by prepaid telegram, telex or telecopy. Notice given in any other manner shall be effective only if and when received by the addressee. For purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of 30 days' notice to the other party in the manner set forth hereinabove. The addresses for notice hereunder are:

         If to Rush or any member                  P.O. Box 34630
          of the Rush Group:                       San Antonio, Texas  78265-4630

         And:

         If to RTC-California:                     P.O. Box 223
                                                   Pico Rivera, California   90660-0223

         If to RTC-Louisiana:                      5220 Industrial Drive Extension
                                                   Bossier City, Louisiana   71112

         If to RTC-Oklahoma:                       P.O. Box 271148
                                                   Oklahoma City, Oklahoma   73137

         If to RTC-Texas:                          P.O. Box 200105
                                                   San Antonio, Texas   78220-0105

         If to RTC-Colorado:                       P.O. Box 16474
                                                   Denver, Colorado   80216

         For notices to Rush                       Mr. Phillip M. Renfro
         or any Dealer, with                       Fulbright & Jaworski L.L.P.
         a copy to:                                300 Convent Street, Suite 2200
                                                   San Antonio, Texas  78205-3792


         If to GMAC:                               P.O. Box 40500
                                                   San Antonio, Texas  78229
                                                   Attn:  Branch Manager



         For notices to GMAC,                      Ms. Mary Ann McKinnon
         with a copy to:                           General Motors Acceptance Corporation
                                                   P.O. Box 33122
                                                   Detroit, Michigan  48232


         Section 11.03 Waiver. No course of dealing, or any failure by GMAC to insist, or any election by GMAC not to insist, upon any of Rush Group's strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof; and GMAC shall have the right at any time thereafter to insist upon strict performance by Borrower or any Dealer of any and all of same. Specifically, no Advance by GMAC when there exists an Event of Default under Article IX hereinabove shall in any way preclude GMAC from thereafter declaring such failure to comply to be an Event of Default hereunder.

         Section 11.04 Survival. All agreements, representations, warranties and covenants of Borrower and Dealers contained in this Agreement shall survive the execution of this Agreement and the other Loan Documents, and the making of the Loans; provided, however, that to the extent any agreement, representation, warranty or covenant of Borrower or any Dealer herein, either by its express terms or by the determination of a court of competent jurisdiction, survives the repayment of the Loans and the expiration or termination of this Agreement, such agreement, representation, warranty or covenant shall in no event survive more than 2 years from the later of the (i) date of repayment of the Loans or
(ii) the expiration or termination of this Agreement.

         Section 11.05 Limitations on Interest. All agreements between GMAC, Borrower and Dealers, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand for payment or acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by GMAC exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Lender in excess of the maximum lawful amount, the interest payable to GMAC shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance GMAC shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Indebtedness and not to the payment of interest, or if such excessive interest exceeds the principal balance such excess shall be refunded to Borrower and/or Dealers, as applicable. All interest paid or agreed to be paid to GMAC shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between GMAC, Borrower and Dealers.

         Section 11.06 Applicable Law. This Agreement and the other Loan Documents (except as may be otherwise expressly provided in such other Loan Documents), shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within such State. The Guaranty Agreements, Security Agreements or other Loan Documents (except this Agreement) executed by a Dealer or Guarantor doing business in a state other than Texas, or granting a lien on collateral located in a state other than Texas, shall be governed by the laws of the state specified in such documents.

         Section 11.07 Venue and Waiver of Jury Trial. The parties agree that all actions or proceedings arising in connection with this Agreement and any of the Loan Documents shall be tried and litigated only in the state and federal courts located in the State of Texas or, at the sole option of GMAC, in any other court in which GMAC shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. All the parties to this Agreement waive any right each may have to assert the doctrine of forum non conveniens or to object to venue to the extent any proceeding is brought in accordance with this Section 11.07. All the parties to this Agreement hereby further jointly and severally waive any right to trial by jury with respect to any action, claim, suit or proceeding in respect of or relating to this Agreement or any other Loan Document and/or any relationship between GMAC and Rush Group.

         Section 11.08 Severability. If any provision hereof or of any of the other Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is contained shall be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         Section 11.09 Construction. This Agreement and each other Loan Document are being entered into by competent and experienced businessmen, represented by counsel, and the parties acknowledge that each party and its counsel have reviewed and revised this Agreement and the Loan Documents; therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, the Loan Documents or any amendments or exhibits hereto. The parties intend that all Loan Documents shall be construed and interpreted in a consistent manner.

         Section 11.10 GMAC's Discretion. In any instance hereunder (including any exhibits, schedules, annexes or addenda hereto) where GMAC's satisfaction, approval or consent or the exercise of GMAC's judgment is required, the granting or denial of such satisfaction, approval or consent and the exercise of such judgment shall be within the sole discretion of GMAC. This provision shall govern any such satisfaction requirements, consents, approvals or exercise of judgment required in connection with any of the Loan Documents.

         Section 11.11 No Third Party Beneficiary. This Agreement is for the sole benefit of GMAC and Rush Group and is not for the benefit of any third party.

         Section 11.12 Rush Group In Control; No Partnership. In no event shall GMAC's rights and interests under the Loan Documents be construed to give GMAC the right to, or be deemed to indicate that GMAC is in control of the business, management or properties of Rush Group or has power over the daily management functions and operating decisions made by Rush Group. Nothing contained herein or in any of the other Loan Documents shall be construed as creating joint venture, partnership, tenancy-in-common or joint tenancy arrangement between GMAC and Rush Group. The relationship of GMAC and Rush Group is and at all times shall be solely that of debtor and creditor.

         Section 11.13 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, legal representatives and assigns. However, Borrowers shall not assign or encumber this Agreement or any rights herein, it being expressly understood and agreed that Rush Group's rights hereunder are not assignable.

         Section 11.14 Number and Gender. Whenever used herein, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower and Dealers in this Agreement shall be joint and several obligations of Borrower and of each Dealer if more than one.

         Section 11.15 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         Section 11.16 Time of the Essence. Time is of the essence with respect to each and every matter pertaining to performance under this Agreement and of each provision hereof.

         Section 11.17 Executed Copies. This Agreement may be executed in any number of counterpart copies, each of which counterparts shall be deemed an original for all purposes.

         Section 11.18 Entire Agreement of the Parties. This Agreement, including all agreements referred to or incorporated herein and all recitals hereto, is the entire agreement among the parties relating to the subject matter hereof, supersedes all prior agreements, commitments and understandings among the parties hereto relating to the subject matter hereof, and cannot be changed or terminated orally, and shall be deemed effective as of the date hereof. To the extent that the terms of the documents heretofore evidencing the Borrowing Base Loans, Oklahoma Real Estate Loan, Texas Real Estate Loans or Wholesale Floor Plan Loans are inconsistent with the terms hereof, or if any contemporaneous or subsequent documents evidencing said loans are inconsistent with the terms hereof, the terms of this Agreement shall control.

         Section 11.19 Statutory Notice. In accordance with Section 26.02 of the Texas Business and Commerce Code, GMAC hereby notifies Rush Group that:

                 THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Executed on the dates indicated below, but to effective as of the date and year first above written.


General Motors Acceptance                                   Rush Enterprises, Inc.
  Corporation


By:   /s/ R. L. MARTINEZ                                      By:    /s/ W. M. "RUSTY" RUSH
   ----------------------------                                  ----------------------------
   Name:  R. L. MARTINEZ                                         Name:   W. M. "RUSTY" RUSH
        -----------------------                                       -----------------------
   Title: Operation Manager                                    Title:  President
         ----------------------                                      ----------------------


Rush Truck Centers of                                       Rush Truck Centers of
  California, Inc.                                            Louisiana, Inc.


By:   /s/ W. M. "RUSTY" RUSH                                By:    /s/ W. M. "RUSTY" RUSH
   ----------------------------                                ----------------------------
   Name:  W. M. "RUSTY" RUSH                                   Name:   W. M. "RUSTY" RUSH
        -----------------------                                     -----------------------
   Title: President                                            Title:  President
         ----------------------                                      ----------------------


Rush Truck Centers of
  Oklahoma, Inc.


By:   /s/ W. M. "RUSTY" RUSH
   ----------------------------
   Name:  W. M. "RUSTY" RUSH
        -----------------------
   Title: President
         ----------------------





                                                                    EXHIBIT 2.05
                                                     WHOLESALE INCENTIVE PROGRAM


               [GENERAL MOTORS ACCEPTANCE CORPORATION LETTERHEAD]



                                 June 25, 1998

Mr. W. Marvin Rush
Rush Enterprises, Inc.
8810 IH 10 East
San Antonio, Texas  78219

Subject:   Special Wholesale Incentive Plan Interest Rate Allowances


From time to time GMAC offers to dealers a reduced interest rate on new and used floor plan finance obligations and certain floating rate loans. This special rate is offered for competitive reasons as an incentive to encourage dealers to provide GMAC with continued wholesale financing. It is known as the Wholesale Incentive Plan ("WIP").


This letter confirms GMAC's agreement to provide you with a WIP. The following sets forth the percent reduction which GMAC will provide you below the standard rate of interest we have been charging for your new and used wholesale floor plan financing, dealer real-estate loans and Borrowing Base Line of Credit. All wholesale, dealer real-estate loans and Borrowing Base Line of Credit will be at prime. Existing rates: prime (wholesale); prime plus 1.00p.p. (all dealer real-estate loans); prime plus 1.25p.p. (Borrowing Base Line of Credit).

Minimum wholesale outstandings must total at least $20 million and GMAC must retain all current wholesale and dealer loan outstandings for the Rush dealership franchises presently owned and in the future. GMAC must also be provided first right of refusal on all future loans and wholesale financing.

The WIP becomes effective as of July 1, 1996. It will remain in effect indefinitely, subject to modifications, restrictions, qualifications, or outright cancellation by GMAC at any time in its sole and absolute discretion; provided that absent any default by you, any such change in the WIP will not be effective except upon a ninety (90) day notice to you.

Notwithstanding the foregoing, your wholesale credit lines are expressly subject to the written terms of the Wholesale Security Agreement under which they were extended. They are discretionary lines of credit and may be modified, suspended or terminated at our election, and at our sole and absolute discretion.


                                                  /s/ WM. R. HUFFMAN
                                                      Wm. R. Huffman
                                                      Area Manager

                                                                    EXHIBIT 2.07
                                                            CERTIFICATION REPORT

                                  Parts & Accessories Borrowing Base Credit Line Loan Agreement Between GMAC and ("Borrower")
                             dated_________________, 199_ (the "Loan Agreement")

As of _________, 199_

To:  Attention: __________, Area Manager
     General Motors Acceptance Corporation
       100 NE Loop 410, Suite 500
       San Antonio, TX  78216

                      DEALER CERTIFICATION REPORT SUMMARY

-------------------------------------------------------------------------------------------------------------------------------
                                                     1     2      3      4      5     6     7     8      9      10     TOTAL
                                        ---------------------------------------------------------------------------------------
Parts & Accessories (per Schedule of
  Inventory Acct. 242)                       1)   $      $      $      $      $     $     $     $      $      $      $
                                        ---------------------------------------------------------------------------------------
Less:  Parts and Accessories in
  stock, not owned                           2)   $      $      $      $      $     $     $     $      $      $      $
                                        ---------------------------------------------------------------------------------------
Less:  Parts and Accessories known
  to be obsolete.                            3)   $      $      $      $      $     $     $     $      $      $      $
                                        ---------------------------------------------------------------------------------------
Adjusted Schedule of Inventory Value
  (Line 1 minus 2 & 3)                       4)   $      $      $      $      $     $     $     $      $      $      $
-------------------------------------------------------------------------------------------------------------------------------

The undersigned hereby certifies that as of the date hereof, the above information and attached balance sheets (and parts inventory schedules - for aduits only) of the Rush Truck Group are true and correct and that there exists no default under the Loan Agreement.
The Monthly Certification Report of Borrower shall be subject to GMAC's approval. No failure by GMAC to provide notice of approval or notice of disapproval shall limit or constitute a waiver of any of the rights or remedies of GMAC hereunder or under any other loan document. Notwithstanding anything herein to the contrary and notwithstanding that GMAC may have previously approved any parts and accessories for Inclusion in the Collateral Formula Amount at a specified value, GMAC may, at any time and from time to time, revalue any parts and accessories included in the Collateral Formula Amount. Incident to any such revaluation, the Borrower shall promptly provide to GMAC any materials GMAC may reasonably require. GMAC, in its sole and absolute discretion, may determine as a result of any such revaluation to reduce the amount which any parts and accessories contributes to the Collateral Formula Amount or to exclude such amount of any parts and accessories entirely, which determination shall be conclusive and binding in the absence of manifest error. If GMAC so determines that the Collateral Formula Amount of Borrower is to be reduced, GMAC shall give written notice thereof to the Borrower stating the amount of the reduction, the nature of the action taken by GMAC, and the reduction shall be effective upon GMAC's issuance of that notice.


BORROWER                                PREPARER'S NAME
        --------------------------                     ------------------------


DATE OF REPORT                          PREPARER'S SIGNATURE
              --------------------                          -------------------

                                        PREPARER'S TITLE
                                                        -----------------------

     -----------------------------------------------------------------------------------------------------------------------------
     1.  San Antonio Peterbilt (Med. & Hvy Trucks)     4.  Lufkin Peterbilt         7.  Tulsa Peterbilt     10.  Pharr Peterbilt
     -----------------------------------------------------------------------------------------------------------------------------
     2.  Houston Peterbilt                             5.  Ark-La-Tex Peterbilt     8.  Oklahoma Peterbilt  11.
     -----------------------------------------------------------------------------------------------------------------------------
     3.  Laredo Peterbilt                              6.  South Coast Peterbilt    9.  Denver Peterbilt    12.
     -----------------------------------------------------------------------------------------------------------------------------

                                 SCHEDULE 5.06

                   Liens, Security Interests and Encumbrances
                       Other Than Those in Favor of GMAC


                              (see attached pages)

1. Real Estate Mortgage dated December 1, 1995, from Rush Enterprises, Inc. ("Rush") to Kerr Consolidated, Inc., covering the Oklahoma County, Oklahoma real estate covered and described in the Mortgage Assignment and Security Agreement dated March 1, 1996, from Rush to GMAC recorded in Book 6862, Page 0378 of the Oklahoma County Clerk Records; and

2. The liens shown on the attached summaries of UCC financing statements for each member of the Rush Group.

                                UCCs on file for
                       Rush Truck Centers of Texas, Inc.
                      Rush Truck Centers of Oklahoma, Inc.
                     Rush Truck Centers of California, Inc.
                     Rush Truck Centers of Louisiana, Inc.
                      Rush Truck Centers of Colorado, Inc.
                             (as of April 30, 1997)



Online Lexis searches were conducted in the following databases on April 30, 1997: (1) Texas Secretary of State--Uniform Commercial Code and Federal Tax Liens (information current through April 29, 1997); (2) California Secretary of State--Uniform Commercial Code Lien Filings and Federal and State Tax Liens (information current through April 30, 1997); (3) Oklahoma Central Filing Office--Uniform Commerical Code Filings (information current through February 7, 1997); (4) Louisiana Parish Clerk's Office--Uniform Commercial Code Filings (information current through January 31, 1997); and Colorado Secretary of State--Uniform Commercial Code Filings information current through March 12,
1997).

The results of the searches, separated by state and debtor, are summarized below. Filings in which General Motors Acceptance Corporation is the secured party were omitted.


                                     TEXAS

------------------------------------------------------------------------------
DEBTOR                              INSTRUMENT #              SECURED PARTY
------------------------------------------------------------------------------
Rush Truck Centers of Texas, Inc.   96-163153                 Paccar Inc.
Houston Peterbilt, Inc.
(Houston and Lufkin)
------------------------------------------------------------------------------
Rush Truck Centers of Texas, Inc.  96-183894                  Paccar Inc.
San Antonio Peterbilt-GMAC
Truck, Inc.
Laredo Peterbilt, Inc.
(San Antonio and Laredo)
------------------------------------------------------------------------------

                                   CALIFORNIA

--------------------------------------------------------------------------------
DEBTOR                          INSTRUMENT #     SECURED PARTY
--------------------------------------------------------------------------------
Rush Truck Centers of           9623460653       Paccar Inc. and its divisions
California, Inc. dba South
Coast Peterbilt
--------------------------------------------------------------------------------

                                   LOUISIANA

--------------------------------------------------------------------------------
DEBTOR                          INSTRUMENT #     SECURED PARTY
--------------------------------------------------------------------------------
Rush Truck Centers of           08-373190        Paccar Inc.
Louisiana, Inc.
Ark-La-Tex Peterbilt, Inc.
--------------------------------------------------------------------------------


                                    COLORADO


--------------------------------------------------------------------------------
DEBTOR                          INSTRUMENT #     SECURED PARTY
--------------------------------------------------------------------------------
Rush Truck Centers of Colorado  97-2017852       Interstate Building (Billing?)
                                                 Service Inc.
--------------------------------------------------------------------------------
Rush Truck Center Peterbilt     97-2017853       Interstate Billing Service Inc.
Greeley
--------------------------------------------------------------------------------

       UCCs on file for Rush Enterprises, Inc. (as of April 25, 1997)

Online Lexis searches were conducted in the following databases on April 25, 1997: (1) Texas Secretary of State-Uniform Commercial Code and Federal Tax Liens (information current through April 22, 1997); (2) California Secretary of State-Uniform Commercial Code Lien Filings and Federal and State Tax Liens (information current through April 18, 1997); (3) Oklahoma Central Filing Office-Uniform Commercial Code Filings (information current through December 17,1996); (4) Louisiana Parish Clerk's Office-Uniform Commercial Code Filings (information current through January 31, 1997); and Colorado Secretary of State-Uniform Commercial Code Filings (information current through March 12,
1997).

The results of the searches, separated by state and debtor, are summarized below. Filings in which General Motors Acceptance Corporation is the secured party were omitted.

                                     TEXAS

--------------------------------------------------------------------------------------------
Debtor                            Instrument #              Secured Party
--------------------------------------------------------------------------------------------
Rush Enterprises Inc.             88-000470                 Paccar Inc. and Its Divisions
Houston Peterbilt Inc.

Rush Enterprises Inc.             88-000471                 Paccar Inc. and Its Divisions
Houston Peterbilt Inc.

Rush Enterprises Inc.             88-068301                 Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc.             88-076273                 Paccar Financial Corp.
Houston Peterbilt Inc.

Rush Enterprises Inc.             88-095950                 Paccar Financial Corporation
San Antonio Truck Sales
and Service Inc.
San Antonio Peterbilt Inc.

Rush Enterprises Inc.             88-095951                 Paccar Financial Corporation
Houston Peterbilt Inc.

Rush Enterprises Inc.             88-287860                 Paccar Financial Corp.
San Antonio Truck Sales and
Service Inc.
San Antonio Peterbilt Inc.

Rush Enterprises Inc.             89-003429                 Paccar Financial Corp.
Houston Peterbilt Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Rush Enterprises Inc.            89-092679                 Paccar Financial Corp.
 Houston Peterbilt Inc.

 Rush Enterprises Inc.            89-200359                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.            89-222922                 Paccar Leasing Corporation
 Translease, Corp.

 Rush Enterprises Inc.            90-232411                 Paccar Inc. and Its Divisions
 Lufkin Peterbilt Inc.

 Rush Enterprises Inc.            92-129020                 Associates Commercial Corp.
 Trans Lease Corp.

 Rush Enterprises Inc.            92-199818                 Associates Commercial Corporation
 Translease Corp.

 Rush Enterprises Inc.            92-199819                 Associates Commercial
 Trans Lease Corp.                                          Corporation

 Rush Enterprises Inc.            92-208891                 Southern Pacific Thrift &
 San Antonio Truck Sales &                                  Loan Association Leasing
 Service                                                    Division

 Rush Enterprises Inc.            92-235780                 Paccar Inc.
 Laredo Peterbilt Inc.

 Rush Enterprises Inc.            93-017410                 Associates Commercial
                                                            Corporation

 Rush Enterprises Inc.            93-033961                 Associates Commercial
 Trans Lease Corp.                                          Corporation

 Rush Enterprises Inc.            93-066280                 Paccar Machinery
 Translease Corp.                                           Corporation

 Rush Enterprises Inc.            93-071664                 Paccar Machinery
 Translease Corp.                                           Corporation

 Rush Enterprises Inc.            93-086174                 Associates Commercial Corp.
 Translease Corporation

 Rush Enterprises Inc.            93-086175                 Associates Commercial Corp.
 Translease Corporation

 Rush Enterprises Inc.            93-086176                 Associates Commercial Corp.
 Translease Corporation

 Rush Enterprises Inc.            93-130316                 Bell & Howell Acceptance Corp.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Hush Enterprises Inc.             93-133881                 The Frost National Bank of
                                                            San Antonio

Rush Enterprises                  93-142774                 Associates Commercial
                                                            Corporation

Rush Enterprises Inc.             93-145372                 Interstate Billing Service
Hou Tex Industrial & Truck
Supply

Rush Enterprises Inc.             93-145373                 Interstate Billing Service Inc.
Laredo Peterbilt Inc.

Rush Enterprises Inc.             93-145374                 Interstate Ming Service Inc.
Rush Pontiac GMC Truck Center
San Antonio Peterbilt Inc.

Rush Enterprises Inc.             93-145375                 Interstate Billing Service Inc.
Lufkin Peterbilt Inc.

Rush Enterprises Inc.             93-145376                 Interstate Billing Service Inc.
Translease Corp.

Rush Enterprises Inc.             93-145377                 Interstate Billing Service Inc.
Houston Peterbilt Inc.

Rush Enterprises Inc.             93-198744                 Paccar Inc. and Its Divisions
Houston Peterbilt Inc.

Rush Enterprises Inc.             93-212357                 Paccar Inc. and Its Divisions
Houston Peterbilt, Inc.

Rush Enterprises Inc.             94-012120                 Associates Commercial
Houston Peterbilt, Inc.                                     Corporation

Rush Enterprises Inc.             94-066816                 Concord Commercial
                                                            Corporation

Rush Enterprises Inc.             94-154856                 Associates Commercial
                                                            Corporation

Rush Enterprises Inc.             94-209560                 Associates Commercial
                                                            Corporation

Rush Enterprises Inc.             94-246554                 Paccar Financial Corp.
Laredo Peterbilt Inc.

Rush Enterprises Inc.             95-004085                 Associates Leasing Inc.
Translease Corporation

Rush Enterprises Inc.             95-032812                 Paccar Financial Corp.
Houston Peterbilt Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Rush Enterprises Inc.             95-112036                 Associates Commercial
 Trans Lease Corp.                                           Corporation

 Rush Enterprises Inc.             95-126184                 Associates Commercial
 Trans Lease Corp.                                           Corporation

 Rush Enterprises Inc.             95-126686                 Paccar Lease Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-137228                 Associates Commercial Corporation
 Trans Lease Corp. Corporation

 Rush Enterprises Inc.             95-145368                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-145369                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-145370                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-145372                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-145375                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-145377                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-164075                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-168405                 Associates Leasing Inc.
 Translease Corp.

 Rush Enterprises Inc.             95-173744                 Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.             95-233113                 Interstate Billing Service Inc.
 Translease

 Rush Enterprises Inc.             95-233114                 Interstate Billing Service Inc.
 Tulsa Trucks Inc.

 Rush Enterprises Inc.             95-233115                 Interstate Billing Service Inc.
 Oklahoma Trucks Inc.

 Rush Enterprises Inc.             95-235381                 General Electric Capital
                                                             Corporation

 Rush Enterprises Inc.             95-241763                 Paccar Leasing Corporation
 Translease Corp.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Rush Enterprises Inc.           81-079376                Paccar Inc.
San Antonio Truck Sales &
Service Inc.
San Antonio Peterbilt-GMC
Truck Inc.

Rush Enterprises Inc.           96-012838                Concord Commercial
South Coast Peterbilt

Rush Enterprises Inc.           96-013403                Concord Commercial

Rush Enterprises Inc.           96-065340                Associates Leasing Inc.
Translease Corp.

Rush Enterprises Inc.           6-078156                 Entergy (sp.?) Systems and
Service Inc.

Rush Enterprises Inc.           6-110415                 Concord Commercial

Translease Corp.                5-140834                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-145367                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-145371                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-145373                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-145374                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-145376                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-164074                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-173745                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-173746                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                5-174172                 Paccar Leasing Corporation
Rush Enterprises Inc.

Translease Corp.                6-019586                 Paccar Leasing Corporation
Rush Enterprises Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Translease Corp.                 96-042349                 Paccar Leasing Corporation
 Rush Enterprises Inc.

 Worldwide Tires                  82-033549                 Dunlop Tire Corporation
 Truck Tires Inc.
 Rush Enterprises Inc.

 Rush Enterprises Inc.            96-169452                 Associates Leasing, Inc.
 Translease Corp.
--------------------------------------------------------------------------------------------

                                   CALIFORNIA

--------------------------------------------------------------------------------------------
Debtor                            Instrument #              Secured Party
--------------------------------------------------------------------------------------------
Rush Enterprises Inc.             94-019355                 Paccar Inc.

Rush Enterprises Inc.             94-019358                 Paccar Inc.

Rush Enterprises Inc.             94-019361                 Paccar Inc.

Rush Enterprises Inc.             94-019365                 Paccar Inc.

Rush Enterprises Inc.             94-056247                 Paccar Financial Corp.

Rush Enterprises Inc.             94-077448                 G E Capital Corp.

Rush Enterprises Inc. dba         95-17860450               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660903               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660917               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660920               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660923               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660934               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660944               Paccar Leasing Corporation
Translease Corp.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Rush Enterprises Inc. dba         95-20660952               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660956               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660959               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660966               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660970               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         95-20660981               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         94-124271                 Paccar Leasing Corp.
Translease Corp.

Rush Enterprises Inc. dba         94-124272                 Paccar Leasing Corp.
Translease Corp.

Rush Enterprises Inc. dba         95-33260613               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         96-00860909               Paccar Leasing Corporation
Translease, Corp.

Rush Enterprises Inc. dba         96-02960277               Paccar Leasing Corporation
Translease, Corp.

Rush Enterprises                  96-07960073               Paccar Financial Corp.
Translease

Rush Enterprises Inc.             94-056249                 Paccar Financial Corp.
Rush Enterprises Inc.
dba South Coast Peterbilt

Rush Enterprises Inc. dba         96-09460122               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc. dba         96-09460146               Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc.             94-046626                 Interstate Billing Service Inc.
South Coast Peterbilt
Tom McKeller Inc.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Rush Enterprises Inc. dba South         94-056253          Paccar Financial Corp.
 Coast Peterbilt
 South Coast Peterbilt

 Rush Enterprises Inc.                   94-114482          Interstate Billing Service Inc.
 Translease
 South Coast Peterbilt
 Tom McKeller Inc.

 Rush Enterprises Inc. dba               95-17860441        Paccar Leasing Corporation
 Translease, Corp.

 Rush Enterprises Inc. dba               95-33260618        Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc. dba               96-02960285        Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc. dba               96-02960291        Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc. dba               96-09460138        Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc. dba               96-15160996        Paccar Leasing Corporation
 Translease Corp.

 Rush Truck Leasing Inc.                 96-32560446        Paccar Leasing Corporation
--------------------------------------------------------------------------------------------


                                    OKLAHOMA

--------------------------------------------------------------------------------------------
Debtor                                   Instrument #       Secured Party
--------------------------------------------------------------------------------------------
Rush Enterprises Inc.                    043520             Paccar Leasing Corporation
Translease Corp.

Rush Enterprises Inc.                    065798             Paccar Inc.
Tulsa Trucks

Rush Enterprises Inc.                    065799             Paccar Inc.
Oklahoma Trucks

Rush Enterprises Inc.                    063706             Interstate Billing Service Inc.
Oklahoma Trucks Inc.

Rush Enterprises Inc.                    063707             Interstate Billing Service Inc.
Tulsa Trucks Inc.

Rush Enterprises Inc.                    063705             Interstate Billing Service Inc.
Translease
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Rush Enterprises Inc.                   067723             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   014862             Volvo GM Heavy Truck
 Tulsa Trucks Inc.                                          Corporation

 Rush Enterprises Inc.                   014863             Volvo GM Heavy Truck
 Oklahoma Trucks Inc.                                       Corporation

 Rush Enterprises Inc.                   020057             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020060             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020061             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020064             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020696             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   043519             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   062425             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020058             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020059             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020062             Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   020063             Paccar Leasing Corporation
 Translease Corp.
--------------------------------------------------------------------------------------------

                                   LOUISIANA

--------------------------------------------------------------------------------------------
Debtor                                   Instrument#        Secured Party
--------------------------------------------------------------------------------------------
Rush Enterprises Inc.                     08368221          Paccar Inc.
Ark-La-Tex Peterbilt Inc.

Rush Enterprises Inc.                     08-369984         Paccar Leasing Corporation
Translease Corp.
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 Rush Enterprises Inc.                   08-370042          Paccar Financial Corp.
 Ark-La-Tex Peterbilt Inc.

 Rush Enterprises Inc.                   08-369002          Interstate Billing Service Inc.
 Ark-La-Tex Peterbilt

 Rush Enterprises Inc.                   08-369983          Paccar Leasing Corporation
 Translease Corporation

 Rush Enterprises Inc.                   09-919648          Interstate Billing Service Inc.
 Ark-La-Tex Peterbilt

 Rush Enterprises Inc.                   08-371259          Paccar Leasing Corporation
 Translease, Corp.

 Rush Enterprises Inc.                   08-369983          Paccar Leasing Corporation
 Translease Corp.

 Rush Enterprises Inc.                   08-369984          Paccar Leasing Corporation
 Translease Corp.
--------------------------------------------------------------------------------------------

                                  SCHEDULE 5.11
                             RUSH GROUP GUARANTEES

1. Guaranty Agreement between Rush and Associates Commercial Corporation dated effective December 26, 1996, whereby Rush guarantees repayment of indebtedness of Los Cuernos, Inc. to Associates Commercial Corporation in the original principal amount of $1,238,000.

2. It is contemplated that RTC-Oklahoma might assume a certain $2,800,000 promissory note payable by Rush to Kerr Consolidated, Inc. ("Kerr") and/or the obligations of Rush to Kerr under a Dealership Purchase Agreement dated November 10, 1995, and that Rush might guarantee the repayment of such promissory note and/or the satisfaction by RTC-Oklahoma of its obligations under such Dealership Purchase Agreement. In the alternative, RTC-Oklahoma might guarantee the repayment of such promissory note and/or the satisfaction by Rush of its obligations under such Dealership Purchase Agreement.

3. Rush has guaranteed the obligations of RTC-Colorado under the asset purchase agreement whereby RTC-Colorado recently acquired its Colorado assets.

                                SCHEDULE 6.05(C)

              Property Subject to Purchase Money Security Interests
                           to Lenders Other Than GMAC


                                      None

                                  SCHEDULE 8.08

                Circumstances Under Which Borrower or Any Dealer
     Is Not Approved By Any Manufacturer or Distributor to Sell and Service or By Any Governmental Agency to Purchase, Sell, Lease and Service

                                      None